CREDIT AGREEMENT

                                      among

                          FREMONT GENERAL CORPORATION,

                          VARIOUS LENDING INSTITUTIONS,

                                       and

                            THE CHASE MANHATTAN BANK,

                                    as Agent

                          -----------------------------

                           Dated as of August 1, 1997
                          -----------------------------


                                  $400,000,000





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                                TABLE OF CONTENTS



                                                                           PAGE


SECTION 1.    Amount and Terms of Credit.....................................-1-
        1.01  Commitments....................................................-1-
        1.02  Minimum Amount of Each Borrowing; Maximum Number
              of Borrowings..................................................-2-
        1.03  Notice of Borrowing of Loans...................................-2-
        1.04  Competitive Bid Borrowings.....................................-2-
        1.05  Disbursement of Funds..........................................-5-
        1.06  Notes; Register................................................-5-
        1.07  Conversions....................................................-6-
        1.08  Pro Rata Borrowings............................................-7-
        1.09  Interest.......................................................-7-
        1.10  Interest Periods...............................................-8-
        1.11  Increased Costs, Illegality, etc...............................-9-
        1.12  Compensation..................................................-11-
        1.13  Change of Lending Office......................................-11-

SECTION 2.    Fees; Commitments.............................................-12-
        2.01  Fees..........................................................-12-
        2.02  Voluntary Reduction of Commitments............................-12-
        2.03  Mandatory Reduction of Commitments............................-12-

SECTION 3.    Payments......................................................-12-
        3.01  Voluntary Prepayments.........................................-12-
        3.02  Mandatory Prepayments and Repayments..........................-13-
        3.03  Method and Place of Payment...................................-14-
        3.04  Net Payments..................................................-14-

SECTION 4.    Conditions Precedent..........................................-15-
        4.01  Effectiveness; Notes..........................................-15-
        4.02  No Default; Representations and Warranties....................-15-
        4.03  Officer's Certificate.........................................-16-
        4.04  Opinions of Counsel...........................................-16-
        4.05  Corporate Proceedings.........................................-16-
        4.06  Consummation of the Transaction...............................-16-

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        4.07  Adverse Change, etc...........................................-17-
        4.08  Litigation....................................................-18-
        4.09  Pledge Agreement..............................................-18-
        4.10  Financial Statements..........................................-18-
        4.11  Approvals.....................................................-19-
        4.12  Payment of Fees...............................................-19-
        4.13  Consent Letter................................................-19-
        4.14  Notice of Borrowing...........................................-19-

SECTION 5.    Representations, Warranties and Agreements....................-20-
        5.01  Corporate Status..............................................-20-
        5.02  Corporate Power and Authority.................................-20-
        5.03  No Violation..................................................-20-
        5.04  Litigation....................................................-21-
        5.05  Use of Proceeds...............................................-21-
        5.06  Governmental Approvals........................................-21-
        5.07  Investment Company Act........................................-22-
        5.08  Public Utility Holding Company Act............................-22-
        5.09  True and Complete Disclosure..................................-22-
        5.10  Financial Condition; Financial Statements.....................-22-
        5.11  Security Interests............................................-24-
        5.12  Tax Returns and Payments......................................-24-
        5.13  Compliance with ERISA.........................................-24-
        5.14  Subsidiaries..................................................-25-
        5.15  Intellectual Property.........................................-25-
        5.16  Pollution and Other Regulations...............................-26-
        5.17  Properties....................................................-26-
        5.18  Labor Relations; Collective Bargaining Agreements.............-26-
        5.19  Capitalization................................................-26-
        5.20  Indebtedness..................................................-27-
        5.21  Compliance with Statutes, etc.................................-27-
        5.22  Transaction...................................................-27-
        5.23  Special Purpose Corporation...................................-27-

SECTION 6.    Affirmative Covenants.........................................-28-
        6.01  Information Covenants.........................................-28-
        6.02  Books, Records and Inspections................................-33-
        6.03  Insurance.....................................................-33-
        6.04  Payment of Taxes..............................................-33-
        6.05  Corporate Franchises..........................................-33-
        6.06  Compliance with Statutes, etc.................................-34-

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        6.07  ERISA.........................................................-34-
        6.08  Performance of Obligations....................................-35-
        6.09  Good Repair...................................................-35-
        6.10  End of Fiscal Years; Fiscal Quarters..........................-35-
        6.11  NAIC Tests....................................................-35-

SECTION 7.    Negative Covenants............................................-35-
        7.01  Changes in Business...........................................-35-
        7.02  Consolidation, Merger, Sale or Purchase of Assets, etc........-36-
        7.03  Liens.........................................................-37-
        7.04  Indebtedness..................................................-40-
        7.05  Investments...................................................-42-
        7.06  Prepayments and Modifications of Permitted Subordinated
              Debt and Liquid Yield Option Notes............................-43-
        7.07  Restrictions on Subsidiary Payments...........................-43-
        7.08  Transactions with Affiliates..................................-44-
        7.09  Issuance of Stock.............................................-44-
        7.10  Liabilities to Policyholder Surplus Ratio.....................-44-
        7.11  Net Premiums Written Ratio....................................-44-
        7.12  Leverage Ratio................................................-44-
        7.13  Minimum Consolidated Net Worth................................-44-
        7.14  Interest Coverage Ratio.......................................-44-
        7.15  FIC Combined Surplus..........................................-45-
        7.16  Insured Depository Subsidiaries...............................-45-

SECTION 8.    Events of Default.............................................-45-
        8.01  Payments......................................................-45-
        8.02  Representations, etc..........................................-45-
        8.03  Covenants.....................................................-45-
        8.04  Default Under Other Agreements................................-45-
        8.05  Bankruptcy, etc...............................................-46-
        8.06  ERISA.........................................................-47-
        8.07  Pledge Agreement..............................................-47-
        8.08  Judgments.....................................................-47-
        8.09  Ownership.....................................................-47-

SECTION 9.    Definitions...................................................-48-

SECTION 10.   The Agent.....................................................-66-

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        10.01  Appointment..................................................-66-
        10.02  Delegation of Duties.........................................-66-
        10.03  Exculpatory Provisions.......................................-67-
        10.04  Reliance by Agent............................................-67-
        10.05  Notice of Default............................................-68-
        10.06  Non-Reliance on Agent and Other Banks........................-68-
        10.07  Indemnification..............................................-68-
        10.08  Agent in Its Individual Capacity.............................-69-
        10.09  Resignation of the Agent; Successor Agent....................-69-

SECTION 11.    Miscellaneous................................................-69-
        11.01  Payment of Expenses, etc.....................................-69-
        11.02  Right of Setoff..............................................-70-
        11.03  Notices......................................................-70-
        11.04  Benefit of Agreement.........................................-71-
        11.05  No Waiver; Remedies Cumulative...............................-72-
        11.06  Payments Pro Rata............................................-72-
        11.07  Calculations; Computations...................................-73-
        11.08  Governing Law; Submission to Jurisdiction; Venue.............-73-
        11.09  Counterparts.................................................-74-
        11.10  Effectiveness................................................-74-
        11.11  Amendment or Waiver..........................................-74-
        11.12  Survival.....................................................-75-
        11.13  Domicile of Loans............................................-75-
        11.14  Confidentiality..............................................-75-
        11.15  WAIVER OF JURY TRIAL.........................................-76-
        11.16  Headings Descriptive.........................................-76-



ANNEX I   --   List of Banks and Commitments
ANNEX II  --   Bank Addresses
ANNEX III --   Subsidiaries
ANNEX IV  --   Collective Bargaining Agreements
ANNEX V   --   Existing Indebtedness
ANNEX VI  --   Existing Liens


EXHIBIT A-1        --    Form of Notice of Borrowing
EXHIBIT A-2        --    Form of Notice of Competitive Bid

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                         Borrowing

EXHIBIT B          --    Form of Note
EXHIBIT C-1        --    Form of Opinion of Wilson, Sonsini,
                           Goodrich & Rosati
EXHIBIT C-2        --    Form of Opinion of Alan W. Faigin, Esq.
EXHIBIT C-3        --    Form of Opinion of White & Case
EXHIBIT D          --    Form of Officer's Certificate
EXHIBIT E          --    Form of Second Amended and Restated Pledge Agreement
EXHIBIT F          --    Form of Assignment and Assumption Agreement
EXHIBIT G          --    Form of CT Corporation Consent Letter

               CREDIT  AGREEMENT,  dated as of August  1,  1997,  among  FREMONT
GENERAL CORPORATION, a Nevada corporation (the "Borrower"), the lending institutions listed from time to time on Annex I hereto (each a "Bank" and, collectively, the "Banks"), and THE CHASE MANHATTAN BANK, as Agent (the "Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 9 are used herein as so defined.


                              W I T N E S S E T H :


               WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the credit facilities provided for herein;

               NOW, THEREFORE, IT IS AGREED:

               SECTION 1.  AMOUNT AND TERMS OF CREDIT



               1.01 COMMITMENTS. (a) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees to make a loan or loans (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) shall be made at any time and from time to time on and after the Effective Date and prior to the Final Maturity Date, (ii) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that all Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Commitment of such Bank at such time and (v) shall not exceed in the aggregate for all Banks at any time outstanding that aggregate principal amount which, when added to the then aggregate outstanding principal amount of all Competitive Bid Loans, equals the Total Commitment at such time.

               (b) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees that the Borrower may incur a loan or loans (each a "Competitive Bid Loan" and collectively, the "Competitive Bid Loans") pursuant to a Competitive Bid Borrowing at any time and from time to time on and after the Effective Date and prior to the date which is the third Business Day preceding the date which is 14 days prior to the Final Maturity Date, PROVIDED that after giving effect to any Competitive Bid Borrowing and the use of the proceeds thereof, the aggregate outstanding principal amount of Competitive Bid Loans, when combined with the then aggregate outstanding principal amount of all Loans, shall not exceed the Total Commitment at such time.

               1.02 MINIMUM AMOUNT OF EACH BORROWING; MAXIMUM NUMBER OF BORROWINGS. The aggregate principal amount of each Borrowing hereunder shall not be less than (i) $5,000,000, in the case of Loans, and (ii) $25,000,000, in the case of Competitive Bid Loans, and, if in excess thereof, shall be in an integral multiple of $1,000,000. More than one Borrowing may be incurred on any day; PROVIDED that at no time shall there be outstanding more than six Borrowings of Eurodollar Loans.

               1.03 NOTICE OF BORROWING OF LOANS. (a) Whenever the Borrower desires to incur Loans hereunder, it shall give the Agent at its Notice Office,
(x) in the case of a Borrowing of Eurodollar Loans, written notice (or telephonic notice promptly confirmed in writing) of such proposed Borrowing which notice must be given prior to 12:00 Noon (New York time) at least three Business Days prior to the date of such proposed Borrowing and (y) in the case of a Borrowing of Base Rate Loans, written notice (or telephonic notice promptly confirmed in writing) of such proposed Borrowing, which notice must be given prior to 11:00 A.M. (New York time) at least one Business Day prior to the date of such proposed Borrowing. Each such notice (each, a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.11, shall be irrevocable, and, in the case of a written notice or a confirmation of telephonic notice, shall be in the form of Exhibit A-1 hereto, appropriately completed to specify
(i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day) and
(iii) whether the respective Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

               (b) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice, believed by the Agent in good faith to be from an Authorized Officer of the Borrower. In each such case the Borrower hereby waives the right to dispute the Agent's record of the terms of any such telephonic notice.

               1.04 COMPETITIVE BID BORROWINGS. (a) Whenever the Borrower desires to incur a Competitive Bid Borrowing, it shall deliver to the Agent, prior to 12:00 Noon (New York time) (x) at least five Business Days prior to the date of such proposed Competitive Bid Borrowing, in the case of a Spread Borrowing, and (y) at least two Business Days prior to the date of such proposed Competitive Bid Borrowing, in the case of an Absolute Rate Borrowing, a written notice substantially in the form of Exhibit A-2 hereto (a "Notice of Competitive Bid Borrowing"), which notice shall specify in each case (i) the date (which shall be a Business Day) and the aggregate amount of the proposed Competitive Bid Borrowing, (ii) the maturity date for repayment of each and every Competitive Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may be (A) one, two, three or six months after the date of such Competitive Bid Borrowing, in the case of a Spread Borrowing, and (B) between 14 and 364 days, inclusive, after the date of such Competitive Bid Borrowing, in the case of an Absolute Rate Borrowing, PROVIDED that in no event shall the maturity date of any Competitive Bid Borrowing be later than the third Business Day preceding the Final Maturity Date), (iii) the interest payment date or dates relating thereto, (iv) whether the proposed Competitive Bid Borrowing is to be an Absolute Rate Borrowing or a Spread Borrowing, and if a Spread Borrowing, the Interest Rate Basis, and (v) any other terms to be applicable to such Competitive Bid Borrowing. The Agent shall promptly notify each Bidder Bank by telephone or facsimile of each such request for a Competitive Bid Borrowing received by it from the Borrower and of the contents of the related Notice of Competitive Bid Borrowing.


               (b) Each Bidder Bank shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Bidder Bank in its sole discretion and determined by such Bidder Bank independently of each other Bidder Bank, by notifying the Agent (which shall give prompt notice thereof to the Borrower) before 10:00 A.M. (New York time) on the date (the "Reply Date") which is (x) in the case of an Absolute Rate Borrowing, one Business Day before the date of such proposed Competitive Bid Borrowing and (y) in the case of a Spread Borrowing, four Business Days before the date of such proposed Competitive Bid Borrowing, of the minimum amount and maximum amount of each Competitive Bid Loan which such Bidder Bank would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of Section 1.01(b), exceed such Bidder Bank's Commitment), the rate or rates of interest therefor and such Bidder Bank's lending office with respect to such Competitive Bid Loan; PROVIDED that if the Agent in its capacity as a Bidder Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:45 A.M. (New York time) on the Reply Date. If any Bidder Bank shall elect not to make such an offer, such Bidder Bank shall so notify the Agent, before 10:00 A.M. (New York time) on the Reply Date, and such Bidder Bank shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing; PROVIDED that the failure by any Bidder Bank to give such notice shall not cause such Bidder Bank to be obligated to make any Competitive Bid Loan as part of such proposed Competitive Bid Borrowing.

               (c) The Borrower shall, in turn, (x) before 12:00 Noon (New York time) on the Reply Date in the case of a proposed Absolute Rate Borrowing and
(y) before 12:00 Noon (New York time) on the Business Day following the Reply Date in the case of a proposed Spread Borrowing, either:

               (i) cancel such Competitive Bid Borrowing by giving the Agent notice to such effect (it being understood and agreed that if the
        Borrower gives no such notice of cancellation and no notice of acceptance pursuant to clause (ii)
        below, then the Borrower shall be deemed to have cancelled such Competitive Bid Borrowing), or

              (ii) accept one or more of the offers made by any Bidder Bank or Bidder Banks pursuant to clause (b) above by giving notice (in writing or by telephone confirmed in writing) to the Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Agent on behalf of such Bidder Bank for such Competitive Bid Borrowing pursuant to clause (b) above) to be made by each Bidder Bank as part of such Competitive Bid Borrowing, and reject any remaining offers made by Bidder Banks pursuant to clause (b) above by giving the Agent notice to that effect; PROVIDED that the acceptance of offers may only be made on the basis of ascending Absolute Rates (in the case of an Absolute Rate Borrowing) or Spreads (in the case of a Spread Borrowing), in each case commencing with the lowest rate so offered; PROVIDED FURTHER, however, if offers are made by two or more Bidder Banks at the same rate and acceptance of all such equal offers would result in a greater principal amount of Competitive Bid Loans being accepted than the aggregate principal amount requested by the Borrower, if the Borrower elects to accept any of such offers the Borrower shall accept such offers PRO RATA from such Bidder Banks (on the basis of the maximum amounts of such offers) unless any such Bidder Bank's PRO RATA share would be less than the minimum amount specified by such Bidder Bank in its offer, in which case the Borrower shall have the right to accept one or more such equal offers in their entirety and reject the other equal offer or offers or to allocate acceptance among all such equal offers (but giving effect to the minimum and maximum amounts specified for each such offer pursuant to clause (b) above), as the Borrower may elect in its sole discretion.

               (d) If the Borrower notifies the Agent that such Competitive Bid Borrowing is cancelled, or if such Competitive Bid Borrowing is deemed cancelled, pursuant to clause (c)(i) above, the Agent shall give prompt notice thereof to the Bidder Banks and such Competitive Bid Borrowing shall not be made.

               (e) If the Borrower accepts one or more of the offers made by any Bidder Bank or Bidder Banks pursuant to clause (c)(ii) above, the Agent shall in turn promptly notify (x) each Bidder Bank that has made an offer as described in clause (b) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Bidder Bank pursuant to clause (b) above have been accepted by the Borrower and (y) each Bidder Bank that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Loan to be made by such Bidder Bank as part of such Competitive Bid Borrowing.

               1.05 DISBURSEMENT OF FUNDS. (a) Subject to the terms and conditions herein set forth, no later than 11:00 A.M. (New York time) on the date of each incurrence of Loans or Competitive Bid Loans (1:00 P.M. (New York time) on such date in the case of a Borrowing of Base Rate Loans or a Competitive Bid Borrowing constituting an Absolute Rate Borrowing), each Bank will make available its PRO RATA share, if any, of each Borrowing requested to be made on such date in the manner provided below.

               (b) Each Bank shall make available all amounts it is to fund under any Borrowing in U.S. dollars and immediately available funds to the Agent at the Agent's Payment Office and the Agent will make available to the Borrower by depositing to its account at the Agent's Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Agent shall have been notified by any Bank prior to the date of any such Borrowing that such Bank does not intend to make available to the Agent its portion of the Borrowing or Borrowings to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing, and the Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank and the Agent has made available same to the Borrower, the Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds Effective Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 1.09, for the respective Loans or Competitive Bid Loans.

               (c) Nothing in this Section 1.05 shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder.

               1.06 NOTES; REGISTER. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Bank shall be evidenced by a promissory note substantially in the form of Exhibit B hereto with blanks appropriately completed in conformity herewith (each a "Note" and collectively the "Notes").

               (b) The Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the Commitment of such Bank and be payable in the principal amount of the Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.09 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in
Section 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

               (c) Each Bank will record on its internal records the amount of each Loan and Competitive Bid Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans and Competitive Bid Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans and Competitive Bid Loans.

               (d) The Agent shall maintain at its Payment Office a register for the recordation of the names and addresses of the Banks, the Commitments of the Banks from time to time, and the principal amount of the Loans and Competitive Bid Loans owing to each Bank from time to time together with the maturity and interest rates applicable to each such Competitive Bid Loan, and other terms applicable thereto (the "Register"). The entries in the Register shall constitute PRIMA FACIE evidence as to the information set forth therein.

               1.07 CONVERSIONS. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to $5,000,000 (and, if in excess thereof, an integral multiple of $1,000,000) of the outstanding principal amount of the Loans of one Type owing by the Borrower into a Borrowing or Borrowings of the other Type; PROVIDED that (i) except as otherwise provided in
Section 1.11(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable thereto, and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans pursuant to such Borrowing to less than $5,000,000, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (iii) Borrowings of Eurodollar Loans resulting from this Section 1.07 shall be limited in number as provided in Section 1.02 and (iv) each such conversion shall be made PRO RATA among the Loans of each Bank of the Type being converted. Each such conversion shall be effected by the Borrower by giving the Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Bank prompt notice of any such proposed conversion.

               1.08 PRO RATA BORROWINGS. All Borrowings of Loans under this Agreement shall be loaned by the Banks PRO RATA on the basis of their respective Commitments. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans or Competitive Bid Loans hereunder and that each Bank shall be obligated to make the Loans and Competitive Bid Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

               1.09 INTEREST. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the incurrence thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Base Rate in effect from time to time.

               (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the incurrence thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin plus the relevant Eurodollar Rate.

               (c) The unpaid principal amount of each Competitive Bid Loan shall bear interest from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration or otherwise) at the rate or rates per annum specified by a Bidder Bank or Bidder Banks, as the case may be, pursuant to Section 1.04(b) and accepted by the Borrower pursuant to Section 1.04(c).

               (d) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and Competitive Bid Loan shall bear interest at a rate per annum equal to the Base Rate in effect from time to time plus 2%; PROVIDED that principal in respect of Eurodollar Loans and Competitive Bid Loans shall bear interest after the same becomes due (whether by acceleration or otherwise) until the end of the applicable Interest Period for such Eurodollar Loans, or the original scheduled maturity of such Competitive Bid Loans, as the case may be, at a per annum rate equal to 2% plus the rate of interest applicable on the due date therefor.

               (e) Interest shall accrue from and including the date of any incurrence of a Loan or a Competitive Bid Loan to and excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each calendar quarter, (ii) in respect of each Competitive Bid Loan, at such times as specified in the Notice of Competitive Bid Borrowing relating thereto, (iii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iv) in respect of each Loan or Competitive Bid Loan, on any conversion or prepayment (on the amount so converted or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

               (f) All computations of interest hereunder shall be made in accordance with Section 11.07(b).

               (g) The Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof.

               1.10 INTEREST PERIODS. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion, in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto), or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period to be applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

               (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

            (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

           (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

            (iv) no Interest Period may be elected if it would extend beyond the Final Maturity Date; and

             (v) no Interest Period may be elected at any time when a Default or Event of Default is then in existence.

If upon the expiration of any Interest Period, the Borrower has failed, or is not permitted, to elect a new Interest Period to be applicable to any Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

               1.11 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (1) in the case of clause (i) below, the Agent or (2) in the case of clauses (ii) and (iii) below, any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

               (i) on any date for determining the Eurodollar Rate for any Interest Period or in respect of any Spread Borrowing priced by reference to the Eurodollar Rate that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

            (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans or Competitive Bid Loans because of (x) any change since the date of this Agreement (or, in the case of any such cost or reduction with respect to any Competitive Bid Loan, since the making of such Competitive Bid Loan) in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances affecting the interbank Eurodollar market or the position of such Bank in such market; or

           (iii) at any time, that the making or continuance of any Eurodollar Loan or Competitive Bid Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Agent in the case of clause (i) above to the extent applicable to Loans) shall on such date give notice (if by telephone promptly confirmed in writing) to the Borrower and to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans (or Competitive Bid Loans constituting a Spread Borrowing priced by reference to the Eurodollar Rate) shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing, Notice of Competitive Bid Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans (or any affected Competitive Bid Loans) which have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, including such Bank's method of allocating such costs among its affected customers, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.11(b) as promptly as possible and, in any event, within the time period required by law.

               (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.11(a)(ii) or any Eurodollar Loan or Competitive Bid Loan is affected by the circumstances described in Section 1.11(a)(iii), the Borrower may (and in the case of a Eurodollar Loan or Competitive Bid Loan affected pursuant to Section 1.11(a)(iii) shall) either (x) if the affected Eurodollar Loan or Competitive Bid Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Agent telephonic notice (promptly confirmed in writing) thereof on the same date that the Borrower was notified by a Bank pursuant to Section 1.11(a)(ii) or (iii), (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Agent, require the affected Bank to convert each such Eurodollar Loan into a Base Rate Loan or (z) subject to the provisions of
Section 3.02(c), if the affected Competitive Bid Loan is then outstanding, prepay such Competitive Bid Loan in full (which prepayment may be made with the proceeds of a Loan); PROVIDED, that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.11(b).

               (c) If any Bank shall have determined that the adoption after the Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the Effective Date, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or its parent with any request or directive made after the Effective Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or its parent's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Bank or its parent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or its parent's policies with respect to capital adequacy), then from time to time, within 30 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank or its parent such additional amount or amounts as will compensate such Bank or its parent for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.11(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, including such Bank's method of allocating such costs among its affected customers, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.11(c) upon receipt of such notice.

               1.12 COMPENSATION. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans or Competitive Bid Loans but excluding any loss of anticipated profit with respect to such Loans or Competitive Bid Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Agent) a Borrowing of Eurodollar Loans or of Competitive Bid Loans accepted by the Borrower in accordance with Section 1.04(c)(ii), does not occur on a date specified therefor in a Notice of Borrowing, Notice of Competitive Bid Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.11(a)); (ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans or any repayment of Competitive Bid Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans or Competitive Bid Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans or Competitive Bid Loans when required by the terms of this Agreement or (y) an election made pursuant to
Section 1.11(b). Calculation of all amounts payable to a Bank under this Section
1.12 in respect of Eurodollar Loans or Competitive Bid Loans priced by reference to the Eurodollar Rate shall be made as though that Bank had actually funded its relevant Loan or Competitive Bid Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan or Competitive Bid Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank or other bank to a domestic office of that Bank in the United States of America; PROVIDED, HOWEVER, that each Bank may fund each of its Eurodollar Loans or Competitive Bid Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.12.

               1.13 CHANGE OF LENDING OFFICE. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.11(a)(ii) or
(iii) or 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Competitive Bid Loans affected by such event; PROVIDED, that such designation is made on such terms that, in the opinion of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 1.13 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.11 or 3.04.

               SECTION 2.  FEES; COMMITMENTS

               2.10 FEES. (a) The Borrower agrees to pay to the Agent a facility fee (the "Facility Fee") for the account of the Banks PRO RATA on the basis of their respective Commitments for the period from and including the Effective Date to and excluding the date the Total Commitment has been terminated, computed at a rate per annum equal to the Applicable Facility Fee Percentage from time to time of the Total Commitment as in effect from time to time. Accrued Facility Fees shall be due and payable in arrears on the last Business Day of each March, June, September and December, and on the date upon which the Total Commitment is terminated.

               (b) In addition to any fees set forth herein, the Borrower shall pay to the Agent, for the account of the Agent, when and as due, such fees as have been, or are from time to time, separately agreed upon.

               (c) All computations of Fees  shall  be made in  accordance  with
Section 11.07(b).

               2.02 VOLUNTARY REDUCTION OF COMMITMENTS. Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) given by the Borrower to the Agent at its Notice Office (which notice shall be irrevocable and shall be promptly transmitted by the Agent to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate, in whole or in part, the Total Unutilized Commitment (or to the extent that at such time there are no Loans outstanding, to terminate the Total Commitment), PROVIDED, that (x) any partial reduction of the Total Unutilized Commitment pursuant to this Section 2.02 shall be in the amount of at least $10,000,000 (and, if greater, in an integral multiple of $1,000,000), and (y) any such termination shall apply to proportionately and permanently reduce the Commitment of each of the Banks.

               2.03 MANDATORY REDUCTION OF COMMITMENTS. The Total Commitment shall terminate on the Final Maturity Date.

               SECTION 3.  PAYMENTS

               3.01 VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay Loans, without premium or penalty, in whole or in part, from time to time on the following terms and conditions: (i) the Borrower shall give the Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar

Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than 12:00 Noon (New York time) two Business Days prior to the date of such prepayment, and which notice shall promptly be transmitted by the Agent to each of the Banks; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $5,000,000 (and, if greater, in an integral multiple of $1,000,000), PROVIDED that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than $5,000,000; (iii) prepayments of Eurodollar Loans made pursuant to this Section 3.01 may only be made on the last day of an Interest Period applicable thereto; and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. Upon receipt of a notice of prepayment pursuant to this Section 3.01, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment. The Borrower shall have no right under this
Section 3.01 to prepay any principal amount of any Competitive Bid Loans.

               3.02 MANDATORY PREPAYMENTS AND REPAYMENTS. (a) If on any date the sum of the outstanding principal amount of Loans and Competitive Bid Loans (all the foregoing, collectively, the "Aggregate Loan Outstandings") exceeds the Total Commitment as then in effect, the Borrower shall prepay on such date the principal of Loans, in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Loans as set forth above, the remaining Aggregate Loan Outstandings exceed the Total Commitment, the Borrower shall repay on such date the principal of Competitive Bid Loans in an aggregate amount equal to such excess, PROVIDED that no Competitive Bid Loan shall be prepaid pursuant to this sentence unless the Bank that made same consents to such prepayment. In the absence of such consent, the provisions of Section 3.02(c) shall be applicable.

               (b) With respect to each prepayment or repayment of Loans required by this Section 3.02, the Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which made; PROVIDED, that (i) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $5,000,000, such Borrowing shall be immediately converted into Base Rate Loans; and (ii) each prepayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation of Loans by the Borrower as described in this Section 3.02(b), the Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.12.

               (c) At any time that the Borrower is obligated to prepay any Competitive Bid Loan pursuant to Section 1.11(b) or 3.02(a) on a date other than the scheduled maturity date thereof, such prepayment shall only be made if the respective Bank that made such Competitive Bid Loan has consented in writing (or by telephone confirmed in writing) to the Borrower to such prepayment within 48 hours after notice (in writing or by telephone confirmed in writing) by the Borrower to such Bank of such prepayment (it being understood that the Borrower will give such notice and that any failure to respond to such notice will constitute a rejection thereof); if such prepayment is not so consented to by the respective Bank then, in the case of a prepayment otherwise required pursuant to Section 3.02(a), the provisions of the immediately succeeding sentence will be applicable. At the time any such Competitive Bid Loans are otherwise required to be prepaid the Borrower will deposit 100% of the principal amount that otherwise would have been paid in respect of the Competitive Bid Loans with the Agent to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Agent, with such cash collateral to be released from such cash collateral account (and applied to repay the principal amount of such Competitive Bid Loans) upon each occurrence thereafter of the last day of an Interest Period applicable to the relevant Competitive Bid Loans, with the amount to be so released and applied on the last day of each Interest Period to be the amount of the Competitive Bid Loans to which such Interest Period applies (or, if less, the amount remaining in such cash collateral account).

               3.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement and the Notes shall be made to the Agent for the ratable account of the Banks entitled thereto, not later than 12:00 Noon (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Agent's Payment Office, it being understood that written, telex or facsimile notice by the Borrower to the Agent to make a payment from the funds in the Borrower's account at the Agent's Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

               3.04 NET PAYMENTS. All payments made by the Borrower hereunder will be made without setoff or counterclaim. Promptly upon notice from any Bank to the Borrower, the Borrower will pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Loan or a Competitive Bid Loan solely as a result of the interest rate being determined by reference to the Eurodollar Rate and/or the provisions of this Agreement relating to the Eurodollar Rate and/or the recording, registration, notarization or other formalization of any thereof and/or any payments of principal, interest or other amounts made on or in respect of a Loan or a Competitive Bid Loan when the interest rate is determined by reference to the Eurodollar Rate (all such taxes, levies, costs and charges being herein collectively called "Taxes"); PROVIDED that Taxes shall not include taxes imposed on or measured by the overall net income or overall net profits of that Bank by the United States of America or any political subdivision or taxing authority thereof or therein, or taxes on or measured by the overall net income or overall net profits of any foreign branch or subsidiary of that Bank by any foreign country or subdivision thereof in which that branch or subsidiary is doing business. The Borrower shall also pay such additional amounts equal to increases in taxes payable by that Bank described in the foregoing proviso which increases are attributable to payments made by the Borrower described in the immediately preceding sentence of this Section 3.04. Promptly after the date on which payment of any such Tax is due pursuant to applicable law, the Borrower will, at the request of that Bank, furnish to that Bank evidence, in form and substance satisfactory to that Bank, that the Borrower has met its obligation under this Section 3.04. The Borrower will indemnify each Bank against, and reimburse each Bank on demand for, any Taxes, as determined by that Bank in its good faith discretion. Such Bank shall provide the Borrower with appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this Section 3.04. Notwithstanding the foregoing, the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold (and shall not be required to make payments as otherwise required in this Section 3.04 on account of such deductions or withholdings) income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Bank other than a Bank
(i) who is a U.S. Person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with the Borrower for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, PROVIDED that if the Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Bank may reasonably request for assisting such Bank to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Bank is subject to tax.

               SECTION 4. CONDITIONS PRECEDENT. The obligation of the Banks to make any Loan or Competitive Bid Loan to the Borrower hereunder is subject, at the time of the making of such Loan or Competitive Bid Loan (except as otherwise hereinafter indicated), to the satisfaction of the following conditions:

               4.01 EFFECTIVENESS; NOTES. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred as provided in Section 11.10 and (ii) there shall have been delivered to the Agent for the account of each Bank the appropriate Note executed by the Borrower, and in the amount, maturity and as otherwise provided herein.

               4.02 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of the making of such Loan or Competitive Bid Loan and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all of the representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

               4.03 OFFICER'S CERTIFICATE. On the Initial Borrowing Date, the Agent shall have received a certificate dated such date, signed by an appropriate officer of the Borrower, stating that all of the applicable conditions set forth in Section 4.02, 4.06, 4.07, 4.08 and 4.11 exist or have been satisfied as of such date.

               4.04 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Agent shall have received an opinion, or opinions, in form and substance reasonably satisfactory to the Agent, addressed to each of the Banks and dated the Initial Borrowing Date, from (i) Wilson, Sonsini, Goodrich & Rosati, special counsel to the Borrower, which opinion shall be substantially in the form of Exhibit C-1 hereto, (ii) Alan W. Faigin, Associate General Counsel of the Borrower, which opinion shall be substantially in the form of Exhibit C-2 hereto and (iii) White & Case, special counsel to the Banks, which opinion shall be substantially in the form of Exhibit C-3 hereto.

               4.05 CORPORATE PROCEEDINGS. (a) On the Initial Borrowing Date, the Banks shall have received a certificate, dated the Initial Borrowing Date, signed by the President, any Executive Vice President or any Senior Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in the form of Exhibit D hereto with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of each of the Borrower and FCIG, the resolutions of the Borrower and the other documents referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Agent.

               (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

               4.06 CONSUMMATION OF THE TRANSACTION. (a) On the Initial Borrowing Date, the Acquisition shall have been consummated in accordance with the Acquisition Documents and all applicable laws, and each of the conditions precedent to the consummation of the Acquisition to be satisfied by the Seller shall have been satisfied and not waived except with the consent of the Agent and the Required Banks.

               (b) (i) On the Initial Borrowing Date, the total commitments under the Existing Credit Agreements shall have been terminated, and all loans and notes issued thereunder shall have been repaid in full, together with interest thereon, and all other amounts (including premiums) owing thereunder shall have been repaid in full and the Existing Credit Agreements shall have been terminated and be of no further force or effect. The Borrower shall be entitled to utilize this Agreement to terminate the commitments and repay the loans under the Existing Credit Agreements.

               (ii) On the Initial Borrowing Date, the creditors under the Existing Credit Agreements shall have terminated and released all security interests in and Liens on the assets owned by the Borrower and Industrial and/or their respective Subsidiaries. The Agent shall have received such releases of security interests in and Liens on the assets owned by the Borrower or Industrial and/or their respective Subsidiaries as may have been requested by the Agent, which releases shall be in form and substance reasonably satisfactory to the Agent. Without limiting the foregoing, there shall have been delivered to the Agent (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Borrower or Industrial and/or their respective Subsidiaries in connection with the security interests created with respect to the Existing Credit Agreements and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Borrower or Industrial and/or their respective Subsidiaries on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of the Borrower or Industrial and/or their respective Subsidiaries, in each case, to secure the obligations in respect of the Existing Credit Agreements, all of which shall be in form and substance reasonably satisfactory to the Agent, and (iv) all collateral owned by the Borrower or Industrial and/or their respective Subsidiaries in the possession of any of the creditors in respect of the Existing Credit Agreements or any collateral agent or trustee under any related security document shall have been returned to the Borrower or Industrial and/or their respective Subsidiaries.

               (c) On or prior to the Initial Borrowing Date, there shall have been delivered to the Agent and the Banks true and correct copies of all
Transaction Documents entered into in connection with the Transaction (including, without limitation, the Acquisition Documents), and all of the terms and conditions of such Transaction Documents, as well as the structure of the Acquisition, shall be in form and substance satisfactory to the Agent and the Required Banks.

               4.07 ADVERSE CHANGE, ETC. On or prior to the Initial Borrowing Date, since December 31, 1996, nothing shall have occurred which the Agent or the Required Banks shall determine (i) has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Agent or the Banks, or on the ability of the Borrower to perform its obligations to them hereunder or under any other Credit

Document, (ii) has, or could reasonably be expected to have, a material adverse effect on the corporate, organizational or legal structure of the Borrower or its Subsidiaries or (iii) has, or could reasonably be expected to have, a materially adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities, investments or prospects of the Borrower and its Subsidiaries taken as a whole, it being understood that, changes in the market value of securities held in the Borrower's investment portfolio alone shall not constitute a material adverse effect of the type described in clause (iii) above.

               4.08 LITIGATION. On the Initial Borrowing Date, there shall be no actions, suits or proceedings pending or threatened with respect to the Borrower or any of its Subsidiaries which in the judgment of the Agent or the Required Banks could reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities, investments or prospects of the Borrower and its Subsidiaries taken as a whole or (ii) have a material adverse effect on the rights or remedies of the Banks hereunder or under any other Credit Document or on the ability of the Borrower to perform its obligations to the Banks hereunder or under any other Credit Document.

               4.09 PLEDGE AGREEMENT. On or prior to the Initial Borrowing Date, the Borrower shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit E hereto (the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee thereunder, all of the Pledged Stock referred to therein, together with undated stock powers executed in blank.

               4.10 FINANCIAL STATEMENTS. Prior to the Initial Borrowing Date, the Borrower shall have delivered or caused to be delivered to the Agent and to each Bank:

                    (i) the audited consolidated and unaudited consolidating balance sheet of the Borrower as of December 31, 1996, and the related consolidated and consolidating statements of income and of stockholders' equity and consolidated statements of cash flows for the fiscal year then ended, in each case prepared in accordance with GAAP;

                   (ii) the audited balance sheet of FFC as of December 31, 1996, and the related statements of income, of stockholders' equity and of cash flows for the fiscal year then ended, in each case prepared in accordance with GAAP;

                   (iii) the audited balance sheet of each Material Insurance Subsidiary as of December 31, 1996, and the related statements of income, of stockholders' equity and of cash flows for the fiscal year then ended, in each case prepared in accordance with SAP and as filed with the Applicable Insurance Regulatory Authority;

                   (iv) the audited consolidated balance sheet of FIL and its Subsidiaries as of December 31, 1996, and the related statements of income, of stockholders' equity and of cash flows for the fiscal year then ended, in each case prepared in accordance with GAAP; and

                   (v) the unaudited consolidated balance sheet of the Borrower as of March 31, 1997, and the related consolidated statements of income, of stockholders' equity and of cash flows for the quarter then ended, in each case prepared in accordance with GAAP (subject to normal year-end audit adjustments).

               4.11 APPROVALS. On the Initial Borrowing Date, all necessary and material governmental and third party approvals and filings in connection with the Credit Documents and otherwise referred to herein including the approval of the California Department of Insurance, to the extent such approvals and filings are required to be obtained or made prior to the Initial Borrowing Date, shall have been obtained and remain in full force and effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Required Banks or the Agent, materially adverse conditions upon the consummation of the transactions contemplated thereby.

               4.12 PAYMENT OF FEES. On the Initial Borrowing Date, all costs, fees and expenses, and all other compensation contemplated by this Agreement or the other Credit Documents, due to the Agent or any Banks shall have been paid to the extent due.

               4.13 CONSENT LETTER. On the Initial Borrowing Date, the Agent shall have received a letter from CT Corporation System, substantially in the form of Exhibit G hereto, indicating its consent to its appointment by the Borrower as its agent to receive service of process as specified in Section 11.08.

               4.14 NOTICE OF BORROWING. The Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 in the case of a Borrowing of Loans, or a Notice of Competitive Bid Borrowing satisfying the requirements of Section 1.04 in the case of a Borrowing of Competitive Bid Loans.

The acceptance of the benefits of each Loan and Competitive Bid Loan shall constitute a representation and warranty by the Borrower to each of the Banks that all of the applicable conditions specified above exist or have been satisfied as of such date. All of the certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Agent at its Notice Office for the account of each of the Banks and, except for the Notes and the Pledged Stock and related stock transfers, in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Agent.

               SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Banks to enter into this Agreement and to make the Loans and Competitive Bid Loans provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and Competitive Bid Loans (with the making of each Loan and Competitive Bid Loan being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects on and as of the date of the making of each such Loan or Competitive Bid Loan, as the case may be, unless such representation and warranty expressly indicates that it is being made as of any specific date in which case such representation and warranty shall be true and correct in all material respects as of such specified date, it being understood that all representations and warranties with respect to the Acquisition Documents shall be made only as of the Initial Borrowing Date):

               5.01 CORPORATE STATUS.  The Borrower and each of its Subsidiaries
(i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole.

               5.02 CORPORATE POWER AND AUTHORITY. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under each of the Transaction Documents. The Borrower has duly executed and delivered each such Transaction Document and each such Transaction Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

               5.03 NO VIOLATION. Neither the execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party, nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Pledge Agreement) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other material instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the charter or By-Laws of the Borrower or any of its Subsidiaries.

               5.04  LITIGATION.  There  are no  actions,  suits or  proceedings pending or, to the Borrower's knowledge, threatened, with respect to the Borrower or any of its Subsidiaries (i) that are reasonably likely to have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or the Agent or on the ability of the Borrower to perform its obligations to them hereunder and under the other Credit Documents.

               5.05 USE OF PROCEEDS. (a) Subject to Section 5.05(b) and (c), all proceeds of the Loans and Competitive Bid Loans shall be utilized to (i) effect the Transaction, (ii) to pay fees and expenses related to the Transaction, and
(iii) for general corporate purposes of the Borrower and its Subsidiaries.

               (b) Neither the making of any Loan or Competitive Bid Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. At the time of the making of each Loan or Competitive Bid Loan, not more than 25% of the value of the assets subject to the provisions of Section 7 of the Borrower, or of the Borrower and its Subsidiaries on a consolidated basis, shall constitute Margin Stock.

               (c) Notwithstanding the foregoing provisions of this Section 5.05, no proceeds of any Loan or any Competitive Bid Loan will be utilized to purchase any capital stock or other ownership interests of a Person in a transaction, or as part of a series of transactions, the result of which is the ownership by the Borrower and/or its Subsidiaries of 5% or more of the capital stock or other ownership interests of such Person unless the Board of Directors (or similar body if such Person is not a corporation) of such Person has approved such transaction prior to any public announcement of the purchase, or the intent to purchase, any such capital stock or ownership interests.

               5.06 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Transaction Document or (ii) the legality, validity, binding effect or enforceability of any Transaction Document.

               5.07 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

               5.08 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               5.09 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Agent or any Bank (including, without limitation, all such information contained in the Transaction Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. There is no fact known to the Borrower which materially and adversely affects the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, assets, liabilities, properties or investments of the Borrower and its Subsidiaries, taken as a whole, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated hereby.

               5.10 FINANCIAL CONDITION; FINANCIAL STATEMENTS. (a) On and as of the Initial Borrowing Date and after giving effect to the Transaction and to all Indebtedness (including each Loan and Competitive Bid Loan) incurred, and to be incurred, and Liens created and to be created, in connection therewith, (x) the sum of the assets, at a fair valuation, of the Borrower will exceed its debts,
(y) the Borrower will not have incurred nor intended to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature and
(z) the Borrower will have sufficient capital with which to conduct its business. For purposes of this Section 5.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

               (b) The financial statements delivered to the Banks pursuant to Sections 4.10 and 5.10(d) present fairly the financial position of the Persons specified therein, at the dates of said statements and the results of operations for the periods covered thereby. All such financial statements have been prepared in accordance with SAP or GAAP, as indicated in Sections 4.10 and 5.10(d), consistently applied except to the extent provided in the notes to said financial statements.

               (c) Except as fully disclosed in the financial statements delivered pursuant to Sections 4.10 and 5.10(d), there are no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole. The Borrower does not know of any basis for the assertion against it of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Sections 4.10 and 5.10(d) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or the Borrower and its Subsidiaries taken as a whole.

               (d) The balance sheets of Industrial for the fiscal year and three month period ended on December 31, 1996 and March 31, 1997, respectively, and the related statements of income, cash flows and shareholders' equity of Industrial for the fiscal year or three month period, as the case may be, ended on such dates, copies of which have been furnished to the Banks prior to the Initial Borrowing Date, present fairly in all material respects the financial position of Industrial at the dates of such balance sheets and the results of the operations of Industrial for the periods covered thereby. All of the foregoing financial statements have been prepared in accordance with GAAP consistently applied. The PRO FORMA consolidated balance sheet of the Borrower and its Subsidiaries as of the Initial Borrowing Date and after giving effect to the Transaction and the financing therefor, a copy of which has been furnished to the Banks prior to the Initial Borrowing Date, has been prepared in good faith and is based on reasonable assumptions, and there are no statements or conclusions in such balance sheet which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. There has been no material adverse change in the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets or liabilities of the Borrower or of the Borrower and its Subsidiaries taken as a whole from that of the Borrower or of the Borrower and its Subsidiaries taken as a whole as of December 31, 1996.

               (e) On and as of the Initial Borrowing Date, the financial projections (the "Projections") delivered to the Agent and the Banks prior to the Initial Borrowing Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believes that the Projections are reasonable and attainable, it being recognized by the Banks, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

               5.11 SECURITY INTERESTS. The Pledge Agreement creates, as security for the Obligations, valid and enforceable perfected security interests in and Liens on all of the Collateral, superior to and prior to the rights of all third persons, and subject to no other Liens (except for Non-Consensual Permitted Liens), in favor of the Collateral Agent for the benefit of the Banks. The Borrower has good and marketable title to all Collateral free and clear of all Liens (except as created pursuant to the Pledge Agreement and except for Non-Consensual Permitted Liens). No filings, recordings or consents (except for those that have been made) are required in order to perfect the security interests created under the Pledge Agreement.

               5.12 TAX RETURNS AND PAYMENTS. The Borrower and each of its Subsidiaries has filed all federal income tax returns and all other tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of such Person) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

               5.13 COMPLIANCE WITH ERISA. Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; the aggregate amount of Unfunded Current Liabilities in respect of all Plans does not exceed $1,000,000; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; neither the Borrower nor any Subsidiary nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or
Section 4971 or 4975 of the Code or has been notified that it will incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted by the PBGC to terminate any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no material lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary or any ERISA Affiliate exists nor has the Borrower, any Subsidiary or any ERISA Affiliate been notified that such a lien will be imposed on the assets of the Borrower, any Subsidiary or any ERISA Affiliate on account of any Plan; and the Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA)
(other  than such an employee  welfare  benefit  plan which is a  "multiemployer plan"
within the meaning of Section 414(f) of the Code) which provides benefits to retired employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) (other than any such employee pension benefit plan which is intended to be qualified under
Section 401(a) of the Code), the obligations with respect to which employee welfare benefit plans or employee pension benefit plans, individually or in the aggregate, would have a material adverse effect upon the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its
Subsidiaries taken as a whole. With respect to Plans that are multiemployer plans (as defined in Section 3(37) of ERISA) the representations and warranties in this Section 5.13, other than any made with respect to liability under
Section 4201 or 4204 of ERISA, are made to the best knowledge of the Borrower.

               5.14 SUBSIDIARIES. (a) Annex III lists each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein) in each case existing on the Effective Date. As of the Effective Date, all such Subsidiaries are Wholly-Owned Subsidiaries of the Borrower.

               (b) There are no restrictions on the Borrower or any of its Insurance Subsidiaries which prohibit or otherwise restrict (x) the ability of any Insurance Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Insurance Subsidiary, (b) make loans or advances to the Borrower or any Insurance Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Insurance Subsidiary or (d) guarantee the Obligations or (y) the ability of the Borrower or any Insurance Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of (i) this Agreement or the other Transaction Documents, (ii) Legal Requirements, (iii) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices, (iv) purchase money obligations for property acquired in the ordinary course of business, so long as such obligations are permitted under this Agreement, (v) any restriction or encumbrance with respect to an Insurance Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Insurance Subsidiary, so long as such sale or disposition is permitted under this Agreement, and (vi) Liens permitted under Section 7.03 and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, PROVIDED, that such prohibitions or restrictions apply only to the assets subject to such Liens.

               5.15 INTELLECTUAL PROPERTY. The Borrower and each of its Subsidiaries have obtained or are in the process of applying for all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted.

               5.16 POLLUTION AND OTHER REGULATIONS. The Borrower and each of its Subsidiaries are in compliance with all laws and regulations relating to pollution and environmental control, equal employment opportunity and employee safety in all domestic and foreign jurisdictions in which the Borrower and each of its Subsidiaries is presently doing business, and the Borrower will comply and cause each of its Subsidiaries to comply with all such laws and regulations which may be imposed in the future in jurisdictions in which the Borrower or such Subsidiary may then be doing business; in each case other than those the non-compliance with which would not have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole or on the ability of the Borrower to perform its obligations under any Credit Document.

               5.17 PROPERTIES. The Borrower and each of its Subsidiaries has good and marketable title to all properties owned by them, free and clear of all Liens, other than as permitted by Section 7.03.

               5.18 LABOR RELATIONS; COLLECTIVE BARGAINING AGREEMENTS. (a) Set forth on Annex IV is a list and description (including dates of termination) of all collective bargaining or similar agreements between or applicable to the Borrower or any of its Subsidiaries and any union, labor organization or other bargaining agent in respect of the employees of the Borrower and/or any Subsidiary on the Effective Date.

               (b) Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that is reasonably likely to have a material adverse effect on the Borrower or on the Borrower and its Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is now pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) to the best knowledge of the Borrower, no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP) businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole.

               5.19 CAPITALIZATION. On the Effective Date, the authorized capital stock of the Borrower consists of (i) 49,500,000 shares of common stock, $1.00 par value, of which 32,649,265 were issued and outstanding as of June 30, 1997 and (ii)

2,000,000 shares of preferred stock, $0.01 par value, none of which are issued and outstanding. As of the Effective Date, all such outstanding shares of the Borrower have been duly and validly issued and are fully paid and nonassessable. Except for the Liquid Yield Option Notes, neither the Borrower nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

               5.20 INDEBTEDNESS. Annex V sets forth a true and complete list of all Indebtedness (including, without limitation, Contingent Obligations) of the Borrower as of the Effective Date (other than Indebtedness having an aggregate principal amount not to exceed $4,000,000), in each case showing the aggregate principal amount thereof, the name of the lender in respect thereof and the name of any other entity which has directly or indirectly guaranteed such Indebtedness.

               5.21 COMPLIANCE WITH STATUTES, ETC. The Borrower and each of its Subsidiaries is in compliance in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their businesses and the ownership of their properties (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).

               5.22  TRANSACTION.  At the  time  of  consummation  thereof,  the
Transaction shall have been consummated in all material respects in accordance with the terms of the respective Transaction Documents and all applicable laws. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction shall have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto shall have been obtained) (other than immaterial consents relating to the Acquisition). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the incurrence of any Loan or Competitive Bid Loan or the performance by the Borrower of its obligations under the Transaction Documents to which it is party. All actions taken by the Borrower pursuant to or in furtherance of the Transaction have been taken in all material respects in compliance with the respective Transaction Documents and all applicable laws.

               5.23 SPECIAL PURPOSE CORPORATION. The TOPRS Subsidiary was formed for the purpose of, and shall conduct no business other than: (i) issuing the TOPRS, (ii) loaning the proceeds of the TOPRS to the Borrower, (iii) making distributions to the holders of the TOPRS solely from payments received from the Borrower pursuant to the TOPRS Debt and (iv) any other actions necessary to implement the foregoing.

               SECTION 6. AFFIRMATIVE COVENANTS. The Borrower hereby covenants and agrees that on the Effective Date and thereafter, for so long as this Agreement is in effect and until such time as the Total Commitment has terminated, no Notes are outstanding and the Loans and Competitive Bid Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

               6.01 INFORMATION COVENANTS. The Borrower will furnish to each Bank (without exhibits, unless requested by such Bank):

               (a) ANNUAL FINANCIAL STATEMENTS. (i) As soon as available and in any event within 120 days after the close of each fiscal year of the Borrower, (x) the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and of stockholders' equity and consolidated statement of cash flows for such fiscal year, and (y) the balance sheet of each of the Borrower, FFC and FCIG (on a stand alone basis in the case of the Borrower and on a consolidated basis in the case of FFC and FCIG) as at the end of such fiscal year and the related statements of income and of stockholders' equity for such fiscal year, in each case prepared in accordance with GAAP and setting forth comparative figures for the preceding fiscal year, and, (1) in the case of such consolidated financial statements furnished to each Bank with respect to the Borrower and FFC, examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Borrower, FFC or any of their respective Subsidiaries as a going concern and (2) in the case of such financial statements furnished to each Bank with respect to the Borrower on an unconsolidated or consolidating basis and FCIG, accompanied by an opinion of the Chief Financial Officer or other Authorized Officer of the Borrower stating that such financial statements fairly present the financial condition and results of operations of the Borrower or FCIG, as the case may be, in accordance with GAAP.

            (ii) As soon as available and in any event within 120 days after the close of each fiscal year of the Borrower, the annual combined financial statements of FIC and its Subsidiaries and the annual financial statements of FIC and each Material Insurance Subsidiary on a stand alone basis (in each case prepared in accordance with SAP) for such fiscal year, as filed with the respective Applicable Insurance Regulatory Authority and setting forth comparative figures for the preceding fiscal year, together with an opinion of the Chief Financial Officer or other Authorized Officer of the Borrower stating that such financial statements fairly present the combined financial condition and results of operations of FIC and each respective Subsidiary (including each Material Insurance Subsidiary) in accordance with SAP.

               (iii) As soon as available and in any event within 120 days after the close of each fiscal year of the Borrower, (x) the consolidated and consolidating balance sheet of Investors Bancor and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and of stockholders' equity for such year, setting forth comparative figures for the preceding fiscal year, together with an opinion of the Chief Financial Officer or other Authorized Officer of the Borrower stating that, in the case of such consolidated financial statements, such financial statements fairly present the consolidated financial condition and results of operations of Investors Bancor and each respective Subsidiary in accordance with GAAP, (y) the balance sheet of FIL as at the end of such fiscal year and the related statements of income, of stockholders' equity and of cash flows for such fiscal year, setting forth comparative figures for the preceding fiscal year, and examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to scope of audit or as to the status of FIL as a going concern and (z) to the extent not included in clause (y) above, the balance sheet of each Subsidiary of Investors Bancor as at the end of such fiscal year and the related statement of income, setting forth comparative figures for the preceding fiscal year, together with an opinion of the Chief Financial Officer or other Authorized Officer of the Borrower stating that such balance sheet fairly presents the assets and liabilities such Subsidiary in accordance with GAAP.

               (iv) As soon as available and in any event within 120 days after the close of each fiscal year of the Borrower, a written favorable opinion, in form and substance satisfactory to the Agent, by either the firm of independent certified public accountants providing the opinion referred to in Section 6.01(a)(i) in respect of such fiscal year or an independent actuarial consulting firm reasonably satisfactory to the Agent, which firm shall be provided access to or copies of all reserve analyses and valuations relating to the insurance business of each Insurance Subsidiary in the possession of or available to the Borrower or its Subsidiaries stating that the loss reserves of the Insurance Subsidiaries (on an aggregate basis) as of the last day of such fiscal year (A) make a reasonable provision in the aggregate for all unpaid losses and loss adjustment expenses, gross and net as to reinsurance ceded, under the terms of the Insurance Subsidiaries' policies, (B) are computed in a manner that conforms to the appropriate Standards of Practice of the Actuarial Standards Board, (C) are computed on the basis of similar general methods as used as of the last day of the preceding fiscal year and (D) meet the relevant requirements of the insurance laws of the jurisdictions where the Insurance Subsidiaries are domiciled.

               (b) QUARTERLY FINANCIAL STATEMENTS. (i) As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, (x) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quar-terly period and the related consolidated statements statements of income, of stockholders' equity and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and (y) the balance sheet of the Borrower and FFC (on a stand alone basis in the case of the Borrower and on a consolidated basis in the case of FFC) as at the end of such fiscal quarter and the related statements of income and of stockholders' equity for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; in each case setting forth comparative figures for the related periods in the prior fiscal year (prepared in accordance with GAAP), and all of which shall be certified by the Chief Financial Officer or other Authorized Officer of the Borrower, subject to changes resulting from normal year-end audit adjustments.

            (ii) As soon as available and in any event (x) within 90 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, quarterly financial statements of FIC (on a combined basis and prepared in accordance with SAP) for such fiscal period, together with the opinion thereon of the Chief Financial Officer or other Authorized Officer of the Borrower stating that such financial statements fairly present the financial condition and results of operations of FIC in accordance with SAP, and (y) within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, quarterly financial statements of each Material Insurance Subsidiary (prepared in accordance with SAP) for such fiscal period, together with the opinion thereon of the Chief Financial Officer or other Authorized Officer of the Borrower stating that such financial statements fairly present the financial condition and results of operations of each such Material Insurance Subsidiary in accordance with SAP.

           (iii) As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, the call report with respect to FIL for such fiscal quarter, certified by the Chief Financial Officer or other Authorized Officer of the Borrower, subject to changes resulting from normal year-end audit adjustments.

               (c) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 6.01(a) and (b), a certificate of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 6.11, 7.05 and 7.10 through
        7.15 as at the end of such fiscal year or quarter, as the case may be.

               (d) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within three Business Days after a senior officer of the Borrower obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) any litigation or governmental or regulatory proceeding pending against the Borrower or any of its Subsidiaries which is likely to have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole or the ability of the Borrower to perform its obligations hereunder or under any other Credit Document.

               (e) AUDITORS' REPORTS. Promptly upon receipt thereof, a copy of each other report or "management letter" submitted to the Borrower or any of its Subsidiaries by their independent accountants or independent actuaries in connection with any annual, interim or special audit made by them of the books of the Borrower or any of its Subsidiaries (it being understood and agreed that if the Borrower receives any such report or "management letter" that relates to the Borrower and its Subsidiaries on a consolidated basis, the delivery of such report or letter will satisfy the provisions of this clause (e)).

               (f) LOSS RESERVE REPORT. As promptly as reasonably practicable following a request therefor by the Agent or the Required Banks, a report prepared by an independent accounting or actuarial consulting firm of recognized professional standing selected by the Agent or the Required Banks reviewing the adequacy of loss reserves of the Insurance Subsidiaries (on an aggregate basis), which firm shall be provided access to or copies of all reserve analyses and valuations relating to the insurance business of each such Insurance Subsidiary in the possession of or available to the Borrower or its Subsidiaries; PROVIDED that (x) no more than one request may be made pursuant to this clause
        (f) during any 20-month period, and (y) the cost of such review and report shall be for the account of the Banks (PRO RATA according to their respective Commitments).

               (g) OTHER REGULATORY STATEMENTS AND REPORTS. Promptly (A) after their becoming available, copies of any statutory financial statements which are not otherwise delivered pursuant to Sections 6.01(a) through
        (f), inclusive, and which the Borrower or any Regulated Insurance Company periodically files with the Applicable Insurance Regulatory Authority of the state in which it is domiciled or any state in which it is deemed to be commercially domiciled or any governmental agency or agencies substituted therefor (including all exhibits and schedules thereto); provided that, notwithstanding anything to the contrary contained in this clause (A), no statutory financial statements of an Insurance Subsidiary that is not a Material Insurance Subsidiary shall be required to be furnished, (B) after receipt thereof, copies of all regular and periodic reports of reviews or examinations (including, without limitation, triennial examinations and risk based capital reports) of any Regulated Insurance Company that is a Subsidiary, or any of them, delivered to such Person by any Applicable Insurance Regulatory Authority, insurance commission or similar regulatory authority, (C) after receipt thereof, written notice of any assertion by any Applicable Insurance Regulatory Authority or any governmental agency or agencies substituted therefor, as to a violation of any Legal Requirement by any Regulated Insurance Company which is likely to have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole or the ability of the Borrower to perform its obligations hereunder or under any other Credit Document, (D) after receipt thereof, a copy of the final report to each Regulated Insurance Company from the NAIC for each fiscal year, as to such Company's compliance or noncompliance with each of the NAIC Tests, (E) after receipt thereof, a copy of A.M. Best's rating analysis for FIC on a combined basis for each fiscal year, (F) and in any event within three Business Days after receipt thereof, copies of any notice of actual suspension, termination or revocation of any license of any Regulated Insurance Company by any Applicable Insurance Regulatory Authority (other than any termination voluntarily effected by such Regulated Insurance Company), including any request by an Applicable Insurance Regulatory Authority which commits a Regulated Insurance Company to take or refrain from taking any action or which otherwise affects the authority of such Regulated Insurance Company to conduct its business, and (G) and in any event within three Business Days after the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of any actual changes in the insurance laws enacted in any state in which any Regulated Insurance Company is domiciled which, in the case of the foregoing clause (F) or (G), could (in the reasonable judgment of the Borrower) have a material adverse effect on the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole or on the ability of the Borrower to perform its obligations under any Credit Document.

               (h) CREDIT RATING CHANGES. Promptly, and in any event within three Business Days after a senior officer of the Borrower obtains knowledge thereof, notice of any change in the credit rating assigned by Moody's or S&P to any long-term debt of the Borrower (including without limitation any change in the Moody's Credit Rating or the S&P Credit Rating).

               (i) OTHER INFORMATION. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Borrower or any of its Subsidiaries (other than any registration statement on Form S-8) and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send to analysts generally or to the holders (other than the Borrower and its Subsidiaries) of their capital stock in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Agent or any Bank may reasonably request from time to time.

               6.02 BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity in all material respects with GAAP or SAP, as the case may be, and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Bank to visit and inspect, during regular business hours and under guidance of officers of the Borrower or such Subsidiary, any of the properties or assets of the Borrower and any of its Subsidiaries in whomsoever's possession (but only to the extent the Borrower or such Subsidiary has the right to do so to the extent in the possession of another Person), and to examine the books of account of the Borrower and any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals and to such reasonable extent as the Agent or such Bank may request; PROVIDED, that so long as no Event of Default has occurred and is continuing, such inspections shall not be made more frequently than semiannually.

               6.03 INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice. The Borrower will, and will cause each of its Subsidiaries to, furnish annually to the Banks a summary of the insurance carried.

               6.04 PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims (other than claims relating to the adjustment or settling, in the ordinary course of business, of claims in respect of insurance policies or reinsurance contracts) which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; PROVIDED that neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP or SAP, as the case may be.

               6.05 CORPORATE FRANCHISES. The Borrower will do, and will cause each Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence, rights and authority, PROVIDED that any transaction permitted by Section 7.02 will not constitute a breach of this
Section 6.05.

               6.06 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each Subsidiary to, comply in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).

               6.07 ERISA. As soon as possible and, in any event, within 10 days after the Borrower or any Subsidiary knows or has reason to know any of the following (and with regard to Plans with respect to which an ERISA Affiliate contributes pursuant to collective bargaining requirements or maintains, the Borrower shall use its best efforts to obtain information therefrom regarding any of the following), the Borrower will deliver to each of the Banks a certificate of the Chief Financial Officer or other Authorized Officer of the Borrower setting forth details as to such occurrence and such action, if any, which the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant's benefits) or the plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application has been or could reasonably be expected to be made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan which has an Unfunded Current Liability has been or could reasonably be expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code, that proceedings have been or could reasonably be expected to be instituted to terminate a Plan which has an Unfunded Current Liability, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Borrower, any Subsidiary or any ERISA Affiliate will or could reasonably be expected to incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. Upon request of a Bank, the Borrower will deliver to such Bank a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of any notices received by the Borrower or any Subsidiary required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants (other than notices relating to an individual participant's benefits) or received by the Borrower or such Subsidiary.

               6.08 PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement, security agreement, other debt instrument and each other material agreement, contract or instrument by which it is bound or to which it is a party, except such non-performance as could not individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise, determined in accordance with GAAP or SAP), businesses, operations, properties, assets, liabilities or investments of the Borrower and its Subsidiaries taken as a whole.

               6.09 GOOD REPAIR. The Borrower will, and will cause each of its Subsidiaries to, to the extent and in the manner customary for companies in similar businesses, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto.

               6.10 END OF FISCAL YEARS; FISCAL QUARTERS. The Borrower will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries' fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

               6.11 NAIC TESTS. The Borrower shall cause FIC and its Subsidiaries to maintain risk-based capital ratios that are above the minimum levels required by the NAIC Tests below which FIC or such Subsidiary may be required to take action of any kind as a result of such ratios (including communication with regulatory authorities required as a result of the failure to maintain such minimum ratio levels, etc.).

               SECTION 7. NEGATIVE COVENANTS. The Borrower hereby covenants and agrees that on the Effective Date and thereafter, for so long as this Agreement is in effect and until such time as the Total Commitment has terminated, no Notes are outstanding and the Loans and Competitive Bid Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

               7.01 CHANGES IN BUSINESS. The Borrower will not, and will not permit any of its Subsidiaries to, make equity investments to acquire ownership or control of businesses other than property and casualty insurance and financial services businesses (and businesses incidental or reasonably related thereto) in an aggregate amount exceeding $20,000,000 at any time outstanding. Notwithstanding the preceding sentence, no Insurance Subsidiary shall engage in any business other than the ownership and management of property and casualty insurance operations, workers compensation insurance operations and businesses reasonably related or incidental thereto; no

Financial Services Non-Thrift Subsidiary shall engage in any business other than the ownership and management of financial services operations and businesses reasonably related or incidental thereto; and no Thrift Subsidiary shall engage in any business other than the ownership and management of thrift operations and businesses reasonably related or incidental thereto.

               7.02 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC. The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (in one transaction or a series of related transactions) all or any substantial part of its property or assets, (but excluding any sale or disposition of property or assets in the ordinary course of business), or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person (excluding any purchases, leases or other acquisitions of property or assets in, and for use in, the ordinary course of business, other than Capital Expenditures, except to the extent permitted by clause (e) below, and Investments, except to the extent permitted by clause (f) below) or agree to do any of the foregoing at any future time, except that the following shall be permitted:

               (a) So long as no Default or Event of Default exists or would exist immediately after giving effect thereto, the merger or consolidation of any Wholly-Owned Subsidiary of the Borrower with or into another Wholly-Owned Subsidiary of the Borrower, PROVIDED that no Insurance Subsidiary may merge or consolidate with any Financial Services Subsidiary;

               (b) Any Subsidiary (other than FCIG) not engaged to any significant extent in any business other than acting as a holding company for other Subsidiaries of the Borrower may be liquidated, wound up, dissolved, or merged with its direct parent (if other than the Borrower) or direct Subsidiary;

               (c) The Borrower and its Subsidiaries may acquire new businesses or operations (including without limitation by acquiring new Subsidiaries) (each, a "Permitted Acquisition"), PROVIDED that (i) no Default or Event of Default exists or would exist immediately after giving effect thereto, (ii) the value of the assets of such acquired entity shall not exceed 40% of the value of the assets of the Borrower and its Subsidiaries on a consolidated basis as of the last day of the most recently ended fiscal quarter as determined on the date on which any one or more of the Borrower or its Subsidiaries enters into a binding agreement to effect such Permitted Acquisition and (iii) to the extent that the consideration paid by the Borrower in respect of any such acquisition is other than all capital stock of the Borrower (including without limitation cash and/or assumption of Indebtedness), the aggregate amount of consideration paid by the Borrower and its Subsidiaries in respect thereof, shall not exceed 30% of the Consolidated Net Worth of the Borrower as of the last day of the most recently recorded fiscal quarter as determined on the date on which any one or more of the Borrower and its Subsidiaries enters into a binding agreement to effect such Permitted Acquisition;

               (d) The Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof made in any fiscal year does not exceed $35,000,000, provided that if Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year are less than $35,000,000, then in the immediately succeeding fiscal year the Borrower and its Subsidiaries may make Capital Expenditures in an amount up to the sum of (i) $35,000,000 plus (ii) the lesser of (x) the unutilized amount from the immediately preceding fiscal year and (y) $7,500,000;

               (e) The Borrower and its Subsidiaries may acquire and dispose of Investments so long as the Borrower is in compliance with Section 7.05 before and after giving effect thereto;

               (f) The Securitization  Subsidiaries may (i) convey and transfer, or, as the case may be, purchase and acquire, the interests contemplated by the securitization transactions to which they respectively are or may after the date hereof become parties, (ii) purchase or sell participating interests, whether evidenced by certificates, debt instruments, or otherwise, in the securitization transactions to which they respectively are or may after the date hereof become parties and
        (iii) be liquidated, wound up or dissolved following the termination of the securitization transactions to which they are respectively parties; and

               (g) The Acquisition shall be permitted so long as (i) no Default or Event of Default exists or would exist immediately after giving effect thereto and (ii) after giving effect to such Acquisition 100% of the capital stock of Industrial is owned, directly or indirectly, by FCIG.

               7.03 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible (including, without limitation, the capital stock of any of the Borrower's Subsidiaries) of the Borrower or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Borrower or any of its Subsidiaries) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except:

               (a) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP or SAP, as the case may be;

               (b) Liens in respect of property or assets of any of the Borrower's Subsidiaries imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

               (c)  Liens  created  by  this  Agreement  or  the  other   Credit
        Documents;

               (d) Liens in existence on the Effective Date which are listed, and the property subject thereto on the Effective Date described, in Annex VI, without giving effect to any extensions or renewals thereof;

               (e)  Liens arising from judgments,   decrees  or  attachments  in
        circumstances not constituting an Event of Default under Section 8.08;

               (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

               (g) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

               (h) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

               (i) Liens arising from UCC financing statements regarding leases or other precautionary UCC filings in respect of transactions not giving rise to Indebtedness, and in each case not in violation of this Agreement;

               (j) Liens incurred in the ordinary course of business by the Borrower or any Regulated Insurance Company on securities to secure repurchase and reverse repurchase obligations in respect of such securities;

               (k) Liens constituting pledges or deposits of cash or securities made by any Regulated Insurance Company as a condition to obtaining or maintaining any licenses issued to it by any Applicable Insurance Regulatory Authority;

               (l) Liens arising pursuant to purchase money mortgages securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Effective Date, PROVIDED that (i) any such Liens attach only to the assets so purchased, attachments thereto and proceeds thereof, (ii) the principal amount of the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (iii) the aggregate outstanding principal amount of Indebtedness secured by Liens permitted by this clause (l) shall not exceed 3.5% of Consolidated Net Worth at any time;

               (m) Liens on property or assets acquired pursuant to Section 7.02(c) after the Effective Date, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to Section 7.02(c), PROVIDED that (i) any Indebtedness that is secured by such Liens is otherwise permitted to be incurred under Section 7.04, and (ii) such Liens are not incurred in contemplation of such acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

               (n) Liens which constitute rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or by operation of law, in connection with arrangements entered into with depository institutions in the ordinary course of business;

               (o) Liens encumbering customary initial deposits and margin deposits, and similar Liens attaching to commodity trading accounts or other brokerage accounts and the funds or investments on deposit therein, incurred in the ordinary course of business, securing Indebtedness under Interest Rate Protection Agreements or Other Hedging Agreements or in respect of repurchase obligations permitted by Section 7.04(f);

               (p) Liens constituting extensions, renewals or replacements of any Lien referred to in clause (l) or (m) above, PROVIDED that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement Lien attaches only to the property originally encumbered thereby;

               (q)  Liens  on  assets  of  the  Thrift   Subsidiaries   securing
        Indebtedness owing by such Thrift Subsidiaries to the Federal Home Loan Bank;

               (r)  Liens on assets of the Securitization Subsidiaries;

               (s) Liens on assets of FCMF or on assets of any Subsidiary of FCMF (other than any such Subsidiary that engages in banking or thrift operations or the activities of which are limited to holding the stock or securities of another Subsidiary or Subsidiaries of FCMF engaged in banking or thrift operations), PROVIDED that (i) the principal amount of the Indebtedness secured by any such Lien does not exceed 80% of the lesser of the fair market value or the purchase price of asset being encumbered at the time of the incurrence of such Indebtedness and (ii) the aggregate outstanding principal amount of Indebtedness secured by Liens permitted by this clause (s) shall not exceed $300,000,000 at any time; and

               (t) Liens in favor of the trustee for the holders of the TOPRS to secure its fees and expenses.

               7.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

               (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

               (b)  Permitted Subordinated Debt;

               (c) Indebtedness (including, without limitation, Contingent Obligations) in existence on the Effective Date which is listed on Annex V, without giving effect to any subsequent extension, renewal or refinancing thereof;

               (d) Indebtedness of the Borrower incurred after the Effective Date constituting guaranties of Indebtedness of the Financial Services Non-Thrift Subsidiaries;

               (e)  Permitted Acquisition Debt of any Insurance Subsidiary;

               (f) Repurchase or reverse repurchase obligations of the Borrower or any Insurance Subsidiary incurred in the ordinary course of business for short term liquidity management purposes;

               (g) Additional Indebtedness of Insurance Subsidiaries consisting of reimbursement obligations in respect of letters of credit, or other Contingent Obligations, so long as the aggregate outstanding principal amount of Indebtedness incurred under this clause (g) does not exceed $20,000,000 at any time;

               (h) other Indebtedness of Insurance Subsidiaries not to exceed 1% of FIC Combined Surplus at any time;


               (i) Indebtedness of (x) the Financial Services Non-Thrift Subsidiaries, PROVIDED, that the proceeds of such Indebtedness (other than the proceeds of securitization transactions entered into by Securitization Subsidiaries) are used to fund the operations of, and acquisitions by, such Financial Services Non-Thrift Subsidiaries and no part of such proceeds are advanced, loaned or distributed to the Borrower or any of its other Subsidiaries (other than other Financial Services Non-Thrift Subsidiaries), and (y) the Thrift Subsidiaries, PROVIDED, that the proceeds of such Indebtedness are used to fund the operations of, and acquisitions by, such Thrift Subsidiaries and no part of such proceeds are advanced, loaned or distributed to the Borrower or any of its other Subsidiaries (other than other Thrift Subsidiaries);

               (j)  Indebtedness   owing  to  brokers  in  respect  of  accounts
        maintained with such brokers, including margin deposits, incurred in the ordinary course of business;

               (k) Indebtedness consisting of Interest Rate Protection Agreements or Other Hedging Agreements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, so long as such Agreements are entered into in respect of the assets or obligations of the Borrower or such Subsidiary for bona fide hedging purposes and not for purposes of speculation;

               (l) Indebtedness of the Borrower owing to any Subsidiary (other than a Thrift Subsidiary), Indebtedness of any Subsidiary (other than a Thrift Subsidiary) owing to the Borrower, Indebtedness of any Insurance Subsidiary owing to any other Insurance Subsidiary, Indebtedness of any Financial Services Non-Thrift Subsidiary owing to any other Financial Services Non-Thrift Subsidiaries and Indebtedness of any Thrift Subsidiary owing to any other Thrift Subsidiary;

               (m) any guaranty by an Insurance Subsidiary of the obligations of another Insurance Subsidiary, or by a Financial Services Non-Thrift
        Subsidiary of the obligations of another Financial Services Non-Thrift Subsidiary, or by a Thrift Subsidiary of the obligations of another Thrift Subsidiary;

               (n) purchase money debt not exceeding 3.5% of Consolidated Net Worth at any time;

               (o)    any guaranty by the Borrower of any ESOP Loan; and

               (p) additional unsecured Indebtedness of the Borrower, so long as
        (i) at the time of the incurrence of any such Indebtedness no Default or Event of Default exists or would result from the incurrence thereof,
        (ii) at the time of the incurrence of any such Indebtedness, the Borrower will be in compliance with Sections 7.12 and 7.14 determined on a pro forma basis as if such Indebtedness were outstanding and (iii) no such Indebtedness shall mature, or be subject to any mandatory prepayment, redemption, put or similar requirement prior to the Final Maturity Date.

               7.05 INVESTMENTS.  (a) The Borrower will not permit any Insurance
Subsidiary to purchase or otherwise acquire any Non-Investment Grade Security if at such time, or immediately after giving effect thereto, the fair market value (determined on a consolidated basis) of all Investments of the Insurance Subsidiaries (other than Investments in the Insurance Subsidiaries) in
Non-Investment Grade Securities would exceed 10% of the fair market value (determined on a consolidated basis) of all Investments of the Insurance Subsidiaries (other than Investments in Insurance Subsidiaries).

               (b) The Borrower will not permit the fair market value (determined on a consolidated basis) of all real property (including real property leasehold interests) and mortgage loans (excluding mortgage-backed securities) held by the Insurance Subsidiaries to exceed 5% of the fair market value (determined on a consolidated basis) of all Investments of the Insurance Subsidiaries (other than Investments in Insurance Subsidiaries).

               (c) The Borrower will not permit the fair market value of all real property (including real property leasehold interests) and mortgage loans (excluding mortgage-backed securities) held by the Borrower to exceed 5% of Consolidated Net Worth at any time.

               (d) The Borrower will not, and will not permit FIC and its Subsidiaries to, materially alter their respective investment strategies from those in effect on the Effective Date.

               (e) The Borrower will not permit any Insurance Subsidiary to make or permit to remain outstanding any Investment in the Borrower or any of its Subsidiaries or Affiliates (other than another Insurance Subsidiary) if the aggregate book value of all such Investments shall at any time exceed 25% of FIC Combined Surplus at such time.

               (f) The Borrower will not, and will not permit any of its Subsidiaries to, make any real estate construction loans.

               (g) The Borrower will not, and will not permit any of its Subsidiaries (other than Thrift Subsidiaries) to, lend money or credit or make advances to any Thrift

Subsidiary, or purchase or acquire any capital stock, obligations (including loans) or securities of, or any other interest in, or make any capital contribution to, any Thrift Subsidiary.

               7.06 PREPAYMENTS AND MODIFICATIONS OF PERMITTED SUBORDINATED DEBT AND LIQUID YIELD OPTION NOTES. The Borrower will not, and will not permit any of its Subsidiaries to:

               (a) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or repurchase (including by virtue of the exercise of any put right) or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), or exchange of, the Liquid Yield Option Notes or, after its issuance, any Permitted Subordinated Debt; provided, that the Borrower may pay premiums to holders of its Liquid Yield Option Notes as exchange fees upon the conversion thereof to equity securities; or

               (b) amend or modify (or permit the amendment or modification  of)
        any of the terms or provisions of the Liquid Yield Option Notes or, after its issuance, any Permitted Subordinated Debt, except for amendments or modifications the sole effect of which is to reduce the interest rate, extend the maturity, waive covenant compliance or reduce covenant requirements and do not involve the payment of any fee or other compensation to the holders of the Liquid Yield Option Notes or, after its issuance, such Permitted Subordinated Debt.

               7.07 RESTRICTIONS ON SUBSIDIARY PAYMENTS. The Borrower will not, and will not permit any of its Insurance Subsidiaries to, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or otherwise restricts (x) the ability of any Insurance Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any Insurance Subsidiary, (b) make loans or advances to the Borrower or any Insurance Subsidiary, (c) transfer any of its properties or assets to the Borrower or any Insurance Subsidiary or (d) guarantee the Obligations or (y) the ability of the Borrower or any Insurance Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of (i) this Agreement or the other Credit Documents, (ii) Legal
Requirements, (iii) customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices, (iv) purchase money obligations for property acquired in the ordinary course of business, so long as such obligations are permitted under this Agreement, (v) any restriction or encumbrance with respect to an Insurance Subsidiary of the Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Insurance Subsidiary, so long as such sale or disposition is permitted under this

Agreement, and (vi) Liens permitted under Section 7.03 and any documents or instruments governing the terms of any Indebtedness or other obligations secured by any such Liens, PROVIDED, that such prohibitions or restrictions apply only to the assets subject to such Liens.

               7.08 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Affiliate (other than the Borrower or a Subsidiary of the Borrower), other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate. In addition, in transactions in which the Borrower purchases or participates in loans made by a Financial Services Subsidiary, the Borrower and such Financial Services Subsidiary will not use selection criteria for determining the particular loans that will be purchased or participated in by the Borrower that are adverse to the Borrower.

               7.09 ISSUANCE OF STOCK. The Borrower will not issue any shares of preferred stock, preference stock or redeemable common stock. The Borrower shall not permit any of its Insurance Subsidiaries to issue any shares of common stock, preferred stock, preference stock or redeemable common stock or any options or warrants to purchase, or securities convertible into, any such stock, except for common stock issued to the Borrower or Wholly-Owned Subsidiaries of the Borrower.

               7.10 LIABILITIES TO POLICYHOLDER SURPLUS RATIO. The Borrower shall not permit the Liabilities to Policyholder Surplus Ratio of all Subsidiaries of FCIG which are Regulated Insurance Companies (determined on a combined basis) at any time to exceed 6.00 to 1.

               7.11 NET PREMIUMS WRITTEN RATIO. The Borrower will not permit the ratio of (i) Net Premiums Written of all Subsidiaries of FCIG which are Regulated Insurance Companies (determined on a combined basis) for any fiscal year to (ii) Policyholder Surplus of all Subsidiaries of FCIG which are Regulated Insurance Companies (determined on a combined basis) on the last day of such fiscal year to exceed 3.0:1.0.

               7.12  LEVERAGE  RATIO.  The Borrower will not permit the ratio of
(i) Total Indebtedness to (ii) Total Capitalization at any time to exceed 0.45 to 1.0:

               7.13 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth at any time to be less than $475,000,000.

               7.14 INTEREST COVERAGE RATIO. The Borrower will not permit the ratio of (i) Consolidated EBIT to (ii) Consolidated Interest Expense for any period of four consecutive fiscal quarters of the Borrower (taken as one accounting period) to be less than 3.0 to 1.0.

               7.15 FIC COMBINED SURPLUS. The Borrower will not permit FIC Combined Surplus at any time to be less than $400,000,000.

               7.16 INSURED DEPOSITORY SUBSIDIARIES. (a) The Borrower will not permit any Insured Depository Subsidiary to be or become "undercapitalized", "significantly undercapitalized" or "critically undercapitalized" for purposes of 12 U.S.C. ss. 1831o, as amended, restated or redesignated from time to time.

               (b) The Borrower shall not, nor shall it permit any Subsidiary (including, without limitation, any Insured Depository Subsidiary) to, submit a "capital restoration plan" or enter into a "capital management agreement" under 12 U.S.C. ss. 1831o(b)(2)(C), as amended, restated or redesignated from time to time, with respect to any Insured Depository Subsidiary.


               SECTION 8 EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

               8.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of the Loans or Competitive Bid Loans or (ii) default, and such default shall continue for two or more days, in the payment when due of any interest on the Loans or Competitive Bid Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

               8.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made or deemed made by the Borrower or any of its Subsidiaries herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to have been untrue in any material respect on the date as of which made or deemed made; or

               8.03 COVENANTS. The Borrower shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 6.10, 6.11 or 7, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 8.01, 8.02, 8.07 or clause (a) of this Section 8.03) contained in this Agreement or in the Pledge Agreement and such default shall continue unremedied for a period of at least 30 consecutive days; or

               8.04 DEFAULT UNDER OTHER AGREEMENTS. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment with respect to Indebtedness (other than the Loans and Competitive Bid Loans) in excess of $5,000,000 (or its equivalent in any other currency) individually or in the aggregate, for the Borrower and its Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

               8.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect and applicable, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and, with respect to any such case commenced under the Bankruptcy Code, the petition is not controverted within 10 days, or is not dismissed within 60 consecutive days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "conservator") of itself or all or any substantial portion of its property, whether or not confidential) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries; or any such proceeding is commenced against (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States, whether or not such proceeding is consented to by such Person, or (b) the Borrower or any of its Subsidiaries (other than any Regulated Insurance Company described in the immediately preceding clause (a)), whether or not such proceeding is consented to by such Person but only to the extent that such proceeding remains undismissed for a period of 60 consecutive days; or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States suffers any appointment of any conservator or the like for it or any substantial part of its property, or (b) the Borrower or any of its Subsidiaries (other than any Regulated Insurance Company described in the immediately preceding clause (a)) suffers any appointment of any conservator or the like for it or substantially all of its property which continues undischarged or unstayed for a period of 60 consecutive days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any formal corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

               8.06 ERISA. (a) Any Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or shall provide security to induce the issuance of such waiver or extension, (b) any Plan is or shall have been terminated or the subject of termination proceedings under ERISA or an event has occurred entitling the PBGC to terminate a Plan under Section 4042(a) of ERISA, (c) any Plan shall have an Unfunded Current Liability or (d) the Borrower or a Subsidiary or any ERISA Affiliate has incurred or is likely to incur a material liability to or on account of a termination of or a withdrawal from a Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; and there shall result from any such event or events described in the preceding clauses of this Section 8.06 the imposition of a lien upon the assets of the Borrower or any Subsidiary or any ERISA Affiliate, the granting of a security interest, or a liability or a material risk of incurring a liability to the PBGC or a Plan or a trustee appointed under ERISA or a penalty under Section 4971 or 4975 of the Code or Section 409, 502(i) or 502(l) of ERISA, any of which, individually or in the aggregate, would have a material adverse effect upon the condition (financial or otherwise, determined pursuant to GAAP or SAP), businesses, operations, properties, assets, liabilities, investments or prospects of the Borrower and its Subsidiaries taken as a whole; or

               8.07 PLEDGE AGREEMENT. Except in each case to the extent resulting from the negligent or willful failure of the Collateral Agent to retain possession of any Pledged Stock, the Pledge Agreement shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral subject thereto, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons, and subject to no other Liens other than Non-Consensual Permitted Liens), or the Borrower or any other pledgor thereunder shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the Pledge Agreement; or

               8.08 JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability of $1,000,000 or more in the aggregate for all such judgments and decrees for the Borrower and its Subsidiaries and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

               8.09 OWNERSHIP. (a) There shall occur a Change of Control;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall, upon the written request of the
Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent or any Bank to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that if an Event of Default specified in Section 8.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment (or the unutilized portion thereof) terminated, whereupon the Commitment (or the unutilized portion thereof, as the case may be) of each Bank shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and Competitive Bid Loans and all Obligations owing hereunder and under the other Credit Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Pledge Agreement.

               SECTION 9 DEFINITIONS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

               "Absolute Rate" shall mean an interest rate (rounded to the nearest .0001) expressed as a decimal.

               "Absolute Rate Borrowing" shall mean a Competitive Bid Borrowing with respect to which the Borrower has requested that the Banks offer to make Competitive Bid Loans at Absolute Rates.

               "Acquisition" shall mean the acquisition by the Borrower (directly or indirectly) of all of the outstanding shares of capital stock of Industrial pursuant to, and in accordance with the terms of, the Acquisition Agreement.

               "Acquisition Agreement" shall mean the Stock Purchase Agreement, dated as of May 16, 1997 between the Seller and the Borrower.

               "Acquisition Documents" shall mean the Acquisition Agreement and all other agreements and documents relating to the Acquisition.

               "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

               "Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Agent appointed pursuant to Section 10.09.

               "Aggregate Loan Outstandings" shall have the meaning provided  in
Section 3.02(a).

               "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

               "Applicable Eurodollar Margin" shall mean, for any day, the rate per annum set forth below opposite the Applicable Rating Period then in effect:


        Applicable Rating                   Applicable Eurodollar
             Period                                Margin
        -----------------                  ---------------------

        Category A Period                           0.250%
        Category B Period                           0.300%
        Category C Period                           0.325%
        Category D Period                           0.450%
        Category E Period                           0.575%

               "Applicable Facility Fee Percentage" shall mean, for any day, the percentage set forth below opposite the Applicable Rating Period then in effect:

        Applicable Rating                   Applicable Facility
             Period                            Fee Percentage
        -----------------                   --------------------

        Category A Period                           0.125%
        Category B Period                           0.150%
        Category C Period                           0.175%
        Category D Period                           0.200%
        Category E Period                           0.300%

               "Applicable Insurance Regulatory Authority" shall mean, when used with respect to any Regulated Insurance Company, the insurance department or similar administrative authority or agency located in (x) each state or other jurisdiction in which such Regulated Insurance Company is domiciled or (y) to the extent asserting regulatory jurisdiction over such Regulated Insurance Company, the insurance department, authority or agency in each state or other jurisdiction in which such Regulated Insurance Company is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created and that asserts regulatory jurisdiction over such Regulated Insurance Company.

               "Applicable Rating Period" shall mean, subject to the terms and conditions set forth below in this definition, the period set forth below then in effect:

Applicable Rating
     Period                            Criteria
-----------------                   -------------

Category A Period                   The S&P  Credit  Rating is BBB+ or above  OR
                                    the Moody's Credit Rating is Baa1 or above

Category B Period                   The S&P  Credit  Rating  is BBB or  above OR
                                    the Moody's Credit Rating is Baa2 or above, but no Category A period is in effect at such time.

Category C Period                   The S&P  Credit  Rating is BBB- or above  OR
                                    the Moody's Credit Rating is Baa3 or above, but no Category A or B period is in effect at such time.

Category D Period                   The S&P Credit Rating is BB+ or above OR the
                                    Moody's Credit Rating is Ba1 or above, but no Category A, B or C Period is in effect at such time.

Category E Period                   The S&P Credit  Rating is below BB+
                                    OR the Moody's Credit Rating is below Ba1.

If (a) only one of a Moody's Credit Rating and an S&P Credit Rating exists at any time (the Rating Agency which has assigned a Credit Rating is hereinafter referred to as the "Assigning Rating Agency" and the Rating Agency which has no assigned Credit Rating is hereinafter referred to as the "Non-Assigning Rating Agency") and (b) the Non-Assigning Rating Agency either (i) states an implied rating for the Borrower's senior long-term debt and/or (ii) assigns a Credit Rating to the TOPRS, then the Applicable Rating Period shall be determined as set forth above based on the Credit Rating of the Assigning Rating Agency and the stated implied senior debt rating of the Non-Assigning Rating Agency or, if no such stated implied senior debt rating exists, one "full rating" above the Credit Rating assigned by the Non-Assigning Rating Agency to the TOPRS (it being understood that a "full rating" shall include numerical modifiers and (+) and (-) modifiers). In the event that an Assigning Rating Agency has assigned a Credit Rating and the Non-Assigning Rating Agency does not state an implied rating for the Borrower's senior long-term debt or assign a Credit Rating to the TOPRS, then the Applicable Rating Period shall be determined as set forth above based on such Credit Rating.

In the event that (a) no Credit Rating exists with respect to the Borrower's senior long-term debt, then the Applicable Rating Period shall be determined as follows: (a) if both Moody's and S&P state an implied rating for any senior long-term debt of the

Borrower, then the Applicable Rating Period shall be determined by reference to such implied ratings; or (b) if (i) only one of Moody's and S&P states an implied rating for any senior long-term debt of the Borrower and (ii) the Non-Assigning Rating Agency assigns a Credit Rating to the TOPRS, then the Applicable Rating Period shall be determined as set forth above based on the stated implied senior debt rating of the Assigning Rating Agency and one "full rating" above the Credit Rating of the Non-Assigning Rating Agency assigned to the TOPRS.

In the event that (a) no Credit Rating exists with respect to the Borrower's senior long-term debt and no stated implied rating exists for the senior long-term debt of the Borrower, then the Applicable Rating Period shall be determined as follows: (a) if both Moody's and S&P assign a Credit Rating to the TOPRS, then the Applicable Rating Period shall be one "full rating" above such assigned ratings; (b) if only one of Moody's and S&P assigns a Credit Rating to the TOPRS, then the Applicable Rating Period shall be one "full rating" above the Credit Rating assigned to the TOPRS assigned by the Assigning Rating Agency.

In the event of a split rating of two or more rating levels, the rating level one below the higher rating level shall apply. If any Credit Rating shall be changed by Moody's or S&P, such change shall be effective for purposes of this definition as of the Business Day following the day on which the Borrower notifies the Banks of such change pursuant to Section 6.01(h), PROVIDED that if such change represents a downgrade and the Borrower fails to notify the Banks thereof pursuant to Section 6.01(h), then such change shall be effective on the fourth Business Day after a senior officer obtained knowledge of such downgrade. Any change in the Applicable Rating Period due to a change in a Credit Rating shall apply during the effective date of such change and ending on the date immediately preceding the effective date of the next such change. In the event that and for so long as the Borrower has no senior debt or TOPRS that is rated by Moody's or S&P including, without limitation, stated implied rating, then a Category E Period shall be deemed to exist.

               "Authorized Officer" shall mean any senior officer of the Borrower designated as such in writing by the Borrower to, and found acceptable by, the Agent.

               "Bank" shall have the meaning provided in the first paragraph of this Agreement.

              "Bankruptcy Code" shall have the meaning provided in Section 8.05.

               "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% plus the Federal Funds Effective Rate and (y) the Prime Lending Rate as in effect from time to time.

               "Base Rate Loans" shall mean each Loan bearing interest at the rates provided in Section 1.09(a).

               "Bermuda"   shall  mean   Fremont  Reinsurance  Company, Ltd., a
Bermuda corporation.

               "Bidder Bank" shall mean each Bank that has notified in writing (and has not withdrawn such notice) the Agent that it desires to participate generally in the bidding arrangements relating to Competitive Bid Borrowings.

               "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

               "Borrowing" shall mean (i) the incurrence of one Type of Loan by the Borrower from all of the Banks on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to Section 1.11(b) shall be considered part of any related Borrowing of Eurodollar Loans or (ii) a Competitive Bid Borrowing.

               "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans or Competitive Bid Loans priced by reference to the Eurodollar Rate, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

               "Capital Expenditures" shall mean expenditures by any Person that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the balance sheet of such Person.

               "Capital Lease" as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

               "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

               "Change of Control" shall mean (i) the Borrower shall cease to own, directly, 100% of the capital stock of FCIG, or FCIG shall cease to own, directly or indirectly, 100% of the capital stock of FIC and Industrial, (ii) the acquisition, whether directly or indirectly, by any Person or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than an employee benefit or stock ownership plan of the Borrower) of more than 30% of the voting stock of the Borrower or (iii) during any period of 25 consecutive calendar months, a majority of the Board of Directors of the Borrower shall no longer be composed of individuals (x) who were members of said Board on the first day of such period, (y) whose election or nomination to said Board was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of said Board or (z) whose election or nomination to said Board was approved by individuals referred to in clauses
(x) and (y) above constituting at the time of such election or nomination at least a majority of said Board.

               "Chase" shall mean The Chase Manhattan Bank.

               "Code" shall mean the Internal  Revenue Code of 1986,  as amended
from  time  to  time,  and  the  regulations   promulgated  and  rulings  issued
thereunder.

               "Collateral" shall mean all of the Collateral as defined in the Pledge Agreement.

               "Collateral Agent" shall mean the Agent acting as collateral agent for the Banks.

               "Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I hereto, as the same may be reduced or terminated pursuant to Sections 2.02, 2.03 and/or 8.

               "Competitive   Bid   Borrowing"   shall   mean  a  Borrowing  of
Competitive Bid Loans pursuant to Section 1.04.

               "Competitive  Bid Loan"  shall  have  the   meaning  provided  in
Section 1.01(b).

               "Comstock" shall mean Comstock Insurance Company, an insurance company organized under the laws of California.

               "Consolidated EBIT" shall mean, for any period, the sum of (i) Consolidated Net Income of the Borrower for such period, (ii) provisions for taxes based on income or profits to the extent such income or profits were included in computing Consolidated Net Income for such period and (iii) Consolidated Interest Expense (including amortization of original issue discount and the interest component of Capitalized Lease Obligations), net of interest income, theretofore deducted from earnings in computing Consolidated Net Income for such period, PROVIDED that in determining Consolidated EBIT for any period there shall be excluded any portion thereof otherwise included therein (whether positive or negative) attributable to FFC and its Subsidiaries.

               "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Borrower and its Subsidiaries for such period, but excluding therefrom all interest attributable to FGCC and its Subsidiaries.

               "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, as determined in accordance with GAAP.

               "Consolidated Net Worth" shall mean, at any time, Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP after appropriate deduction for any minority interests in Subsidiaries.

               "Contingent Obligations" shall mean, as to any Person, without duplication, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor (excluding any obligation or commitment of any Financial Services Subsidiary to advance funds to any borrower pursuant to a lending contract entered into in the ordinary course of business), (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business, (ii) indemnities granted in the ordinary course of business and (iii) any insurance or reinsurance obligation of any Regulated Insurance Company entered into in the ordinary course of the insurance business of such Regulated Insurance Company. The amount of any Contingent Obligation shall, subject to any contractual limitation stated in such Contingent Obligation, be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

               "Credit Documents" shall mean this Agreement, the Notes and the Pledge Agreement and all other documents or instruments required to be delivered hereunder or thereunder and all other documents or instruments required to be delivered hereunder or thereunder.

               "Credit Rating" shall mean the Moody's Credit Rating and the S&P Credit Rating.

               "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

              "Effective Date" shall have the meaning provided in Section 11.10.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

               "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which, from and after the Effective Date, together with the Borrower, or any Subsidiary of the Borrower, would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b), (c), (m) and
(o) of the Code.

               "ESOP Loan" shall mean any indebtedness of a third party incurred in connection with an employee stock ownership plan and guaranteed by the Borrower.

               "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.09(b).

               "Eurodollar Rate" shall mean with respect to each Interest Period, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotations to first-class banks in the interbank Eurodollar market by each Reference Bank for dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Bank for which an interest rate is then being determined (or in the case of a Competitive Bid Loan that is a Spread Borrowing priced by reference to the Eurodollar Rate, the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered rates for deposits in U.S. dollars for the applicable Interest Period (or the period closest to such applicable Interest Period) which appear on the Telerate Page 3750, British Bankers Association Interest Settlement Rates (or if such Telerate Page is unavailable, the comparable page on the Reuters Screen LIBO Page)) with maturities comparable to the Interest Period, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); PROVIDED that if one or more of the Reference Banks fails to provide the Agent with its aforesaid rate, then the Eurodollar

Rate shall be determined based on the rate or rates provided to the Agent by the other Reference Bank or Banks.

               "Event of Default" shall have the meaning provided in Section 8.

               "Existing Credit Agreements" shall mean and include (i) the Amended and Restated Credit Agreement, dated as of August 24, 1995, by and among the Borrower, various lending institutions and The Chase Manhattan Bank, as Agent and (ii) the [Loan Agreement], dated as of ____________, between Industrial and the Seller, in each case, as in effect on the Effective Date.

               "Facility Fee" shall have the meaning provided in Section 2.01.

               "FCIG" shall mean Fremont Compensation Insurance Group, Inc. a Delaware corporation.

               "FCMF" shall mean FGC Commercial Mortgage Finance, a California corporation.

               "Federal Funds Effective Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

               "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 2.01.

               "FFC"  shall mean Fremont Financial  Corporation,   a  California
corporation.

               "FGCC"  shall  mean  Fremont   General  Credit   Corporation,   a
California corporation which is a direct Wholly-Owned Subsidiary of the Borrower.

               "FIC" shall mean Fremont Indemnity Company, a property and casualty insurance company organized under the laws of California.

               "FIC Combined Surplus" shall mean, at any time, the combined Policyholder Surplus of FIC and its Subsidiaries at such time.

               "FIL" shall mean  Fremont  Investment  and  Loan,   a  California
corporation.

               "Final Maturity Date" shall mean August 1, 2002.

               "Financial Services Non-Thrift Subsidiaries" shall mean all Financial Services Subsidiaries other than Thrift Subsidiaries.

               "Financial Services Subsidiaries" shall mean and include (i) FGCC and its Subsidiaries, (ii) any Securitization Subsidiary that is not otherwise included in clause (i) above, (iii) any Thrift Subsidiary that is not otherwise included in clause (i) above and (iv) all other Subsidiaries of the Borrower, whether in existence on the Effective Date or created or acquired thereafter; but in any event excluding the Insurance Subsidiaries.

               "FRC" shall mean Fremont  Reinsurance   Company,   a   California
corporation.

               "GAAP" shall mean generally accepted accounting principles in the United States of America; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).

               "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, PROVIDED that if such Indebtedness is not assumed, the amount of such Indebtedness shall be deemed for purposes hereof to be the lesser of the principal amount of such Indebtedness and the fair market value of the property securing such Indebtedness, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vii) all obligations of such Person under Interest Rate Protection Agreements or Other Hedging Agreements, (viii) all Contingent Obligations of such Person and (ix) any obligation of the type referred to in any of clauses (i)-(viii) above of any general partnership of which such Person is the or a general partner (but excluding any general partnership the general partners of which include the Borrower or any of its Subsidiaries and Merrill Lynch & Co. and the business of which shall be to hold and administer loans acquired in connection with loan portfolio purchases; PROVIDED that Indebtedness shall not include trade payables (including reinsurance payables), daylight overdrafts, open accounts, accrued expenses, indemnities, and insurance and reinsurance obligations of Regulated Insurance Companies, in each case arising in the ordinary course of business.

               "Industrial" shall mean Industrial Indemnity Holdings,   Inc.,  a
Delaware corporation.

               "Initial Borrowing Date" shall mean the date upon which the initial Borrowing of Loans or Competitive Bid Loans occurs.

               "Insurance Business" shall mean one or more aspects of the business of selling, issuing or underwriting insurance or reinsurance.

               "Insurance Subsidiaries" shall mean (i) FCIG, (ii) each of FCIG's Subsidiaries (whether in existence on the Effective Date or created or acquired thereafter) and (iii) each other Subsidiary of the Borrower created or acquired after the Effective Date that engages in property and casualty insurance operations, workers compensation insurance operations or the activities of which are limited to holding the stock or other securities of another Subsidiary or Subsidiaries engaged in property and casualty insurance operations and/or workers compensation insurance.

               "Insured Depository Subsidiary" shall mean any Subsidiary of the Borrower that is an "insured depository institution" within the meaning of 12 U.S.C. ss. 1813(c)(2).

               "Interest Period" shall mean (x) with respect to any Eurodollar Loan, the interest period applicable thereto, as determined pursuant to Section
1.10 and (y) with respect to any Competitive Bid Loan, the period beginning on the date of incurrence thereof and ending on the stated maturity thereof.

               "Interest Rate Basis" shall mean the Eurodollar Rate and/or such other basis for determining an interest rate as the Borrower and the Agent may agree upon from time to time.

               "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

               "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person) and (without duplication) the entering into of any commitment to deposit funds with, advance or lend funds to or otherwise extend credit to such Person; (c) the entering into of any

Contingent Obligation with respect to Indebtedness or other liability of any other Person; or (d) the entering into by such Person of any interest rate protection agreement.

               "Investment Grade Securities" shall mean (i) any securities (as defined in Section 8-102(1)(c) of the UCC as in effect in the State of New York on the Effective Date) that are rated BBB- or higher by S&P, Baa3 or higher by Moody's, Class (2) or higher by NAIC or the equivalent of such rating by S&P, Moody's or NAIC, or if none of S&P, Moody's and NAIC shall then exist, the equivalent of such rating by any other nationally recognized securities rating agency or (ii) any fund investing exclusively in investments of the type described in clause (i) which fund may also hold immaterial amounts of cash pending investment and/or distribution.

               "Investors Bancor" shall mean Investors   Bancor,   a  California
corporation.

               "Legal Requirements" shall mean all applicable laws, rules, orders and regulations made by any governmental body or regulatory authority (including, without limitation, any Applicable Insurance Regulatory Authority) having jurisdiction over the Borrower or a Subsidiary of the Borrower.

               "Liabilities to Policyholder Surplus Ratio" shall mean, at any time, the ratio of (a) consolidated liabilities (determined on a consolidated basis without duplication in accordance with SAP) of FIC and its consolidated Subsidiaries at such time to (b) the consolidated Policyholder Surplus of FIC and its consolidated Subsidiaries at such time.

               "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

              "Liquid Yield Option Notes" shall mean the Borrower's $373,750,000 Aggregate Principal Amount at Maturity Liquid Yield Option(TM) Notes due 2013 (Zero Coupon Subordinated) Effective October 4, 1993.

               "Loan" and "Loans" shall have the meaning provided in Section 1.01(a).

               "Margin Stock" shall have the meaning provided in Regulation U.

               "Material   Insurance   Subsidiary"   shall  mean  any  Insurance
Subsidiary whose Policyholder Surplus constitutes 10% or more of the combined Policyholder Surplus of FCIG.

               "Moody's" shall mean Moody's Investors  Service,   Inc.  and  its
successors.

               "Moody's Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by Moody's to the senior unsecured long-term debt of the Borrower.

               "NAIC"   shall  mean  the  National   Association   of  Insurance
Commissioners or any successor organization thereto.

               "NAIC Tests" shall mean the ratios and other financial measurements developed by the NAIC under its Insurance Regulatory Information System, as initially in effect with respect to property and casualty insurance companies and as thereafter modified, supplemented, replaced or eliminated from time to time.

               "Net Premiums Written" shall mean, for any period, determined in accordance with SAP, the aggregate amount of premiums written by all
Subsidiaries of FCIG which are Regulated Insurance Companies (determined on a combined basis) during such period.

               "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account which, in accordance with GAAP, constitutes stockholders equity, but excluding (i) any treasury stock and (ii) the effect, if any, of unrealized capital gains and losses.

               "Non-Consensual  Permitted  Lien" shall mean Liens  permitted  by
Section 7.03(a) or (e), PROVIDED that such Liens have not specifically attached to the Collateral by the filing of a notice of lien or otherwise.

               "Non-Investment Grade Securities" shall mean any securities (as defined in Section 8-102(1)(c) of the UCC as in effect in the State of New York on the Effective Date) (i) that are not rated by any of S&P, Moody's or the NAIC or (ii) that are not Investment Grade Securities.

               "Note" and "Notes" shall have the meaning provided in Section 1.06(a).

               "Notice of Borrowing" shall have the meaning provided in Section 1.03.

               "Notice of Competitive Bid Borrowing" shall have the meaning provided in Section 1.04.

               "Notice of Conversion" shall have the meaning provided in Section 1.07.

               "Notice Office" shall mean the office of the Agent at [Four Chase Metrotech Center, Brooklyn, New York 11245], or such other office as the Agent may designate to the Borrower and the Banks from time to time.

               "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

               "Other  Hedging   Agreement"  shall  mean  any  foreign  exchange
contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

               "Payment Office" shall mean the office of the Agent at One Chase Manhattan Plaza, New York, New York 10081, or such other office as the Agent may designate to the Borrower and the Banks from time to time.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

               "Percentage" shall mean for each Bank on each date of determination a fraction the numerator of which is equal to the Commitment of such Bank on such date and the denominator of which is equal to the Total Commitment on such date, PROVIDED that if the Percentage of any Bank is to be determined after the Total Commitment has been terminated, then the Percentage for each Bank shall be a fraction the numerator of which is equal to the aggregate principal amount of Loans of such Bank outstanding on such date and the denominator of which is equal to the aggregate principal amount of all Loans outstanding on such date.

              "Permitted Acquisition" shall have the meaning provided in Section 7.02(c).

               "Permitted Acquisition Debt" shall mean Indebtedness of any Insurance Subsidiary acquired by the Borrower after the Effective Date, PROVIDED that (i) such Indebtedness was in existence prior to such acquisition and was not created in connection with, or in contemplation of, such acquisition and
(ii) neither the Borrower nor any of its other Subsidiaries guaranties or is otherwise obligated in any manner in respect of such Indebtedness.

               "Permitted Subordinated Debt" shall mean Indebtedness of the Borrower expressly subordinated to the Obligations, which (i) shall contain no financial maintenance covenants or cross-default provisions (it being understood and agreed that a cross-acceleration provision shall be permitted), (ii) shall have no maturities, scheduled repayments or sinking fund requirements prior to one year following the Final Maturity Date and (iii) shall contain terms and conditions relating to the interest rate applicable thereto, covenants, defaults, remedies and subordination provisions, and shall be issued pursuant to documentation, which shall be in form and substance satisfactory to the Required Banks.

               "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

               "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is contributed to pursuant to collective bargaining requirements or maintained by, or at any time during the five calendar years preceding the date of this Agreement was contributed to pursuant to collective bargaining requirements or maintained by, the Borrower, any Subsidiary or an ERISA Affiliate.

             "Pledge Agreement" shall have the meaning provided in Section 4.09.

              "Pledged Stock" shall mean all the Pledged Stock as defined in the Pledge Agreement.

               "Policyholder Surplus" of any Person shall mean, at any time, the consolidated policyholders' surplus (determined on a consolidated basis without duplication in accordance with SAP) of such Person and its consolidated Subsidiaries at such time (but excluding therefrom the effect of any unrealized gains and losses from the marketable securities portfolio of such Person and its consolidated Subsidiaries).

               "Prescribed Forms" shall mean such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the form(s) or statement(s), (b) the Code, or (c) any applicable rule or regulation under the Code, permit the Borrower to make payments hereunder for the account of such Bank free of deduction or withholding of income or similar taxes.

               "Prime Lending Rate" shall mean the rate which the Agent announces from time to time as its prime commercial lending rate, the Prime Lending Rate to change when and as such prime commercial lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

               "Projections" shall have the meaning provided in Section 5.10(e).

               "Rating Agencies" shall mean each of Moody's and S&P.

               "Reference  Banks"   shall   mean  Chase,  Fleet  Bank,  National
 Association and Wells Fargo Bank N.A.

               "Register" shall have the meaning provided in Section 1.06(d).

               "Regulated Insurance Company" shall mean any Subsidiary of the Borrower, whether now owned or hereafter acquired, that is authorized or admitted to carry on or transact Insurance Business in any jurisdiction and is regulated by the insurance department or similar regulatory authority of such jurisdiction.

               "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

               "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

               "Reply Date" shall have the meaning provided in Section 1.04(b).

               "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

               "Required Banks" shall mean Banks having Commitments which constitute more than 50% of the Total Commitment, PROVIDED that at any time after the Total Commitment has been terminated, the "Required Banks" shall mean Banks whose Loans and Competitive Bid Loans constitute more than 50% of the aggregate principal amount of Loans and Competitive Bid Loans outstanding at such time.

               "Reuters Screen" shall mean, when used in connection with any designated page in determining the applicable Eurodollar Rate for an Interest Period for a Competitive Bid Borrowing that is a Spread Borrowing priced by reference to the Eurodollar Rate, the display page so designated on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates).

               "S&P" shall mean Standard & Poor's Rating Group. a division of the McGraw-Hill Industries, Inc., and its successors.

               "S&P Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by S&P to the senior unsecured long-term debt of the Borrower.

               "SAP" shall mean, with respect to any Regulated Insurance Company, the accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority of the state in which such Regulated Insurance Company is domiciled; it being understood and agreed that determinations in accordance with SAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to
Section 11.07(a).


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

               "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

               "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

               "Securitization Subsidiaries" shall mean (i) FFC, (ii) each of FFC's Subsidiaries (whether in existence on the Effective Date or created or acquired thereafter), (iii) each other Subsidiary of the Borrower created or acquired after the Effective Date that engages in asset securitization operations or the activities of which are limited to holding the stock or securities of another Subsidiary or Subsidiaries engaged in asset securitization operations and (iv) any other Financial Services Subsidiaries which enters into asset securitization transactions after the Effective Date.

               "Seller" shall mean Talegen Holdings, Inc.

               "Spread" shall mean a percentage per annum in excess of, or less than, an Interest Rate Basis.

               "Spread Borrowing" shall mean a Competitive Bid Borrowing with respect to which the Borrower has requested the Banks to make Competitive Bid Loans at a Spread over or under a specified Interest Rate Basis.

               "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity or voting interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

               "Taxes" shall have the meaning provided in Section 3.04.

               "Telerate Page" shall mean, when used in connection with any designated page number, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices comparable to the Eurodollar Rate).

               "Thrift Subsidiaries" shall mean (i) Investors Bancor, (ii) each of Investors Bancor's Subsidiaries (whether in existence on the Effective Date or created or acquired thereafter, and in any event including FIL and FCMF) and
(iii) each other

Subsidiary of the Borrower created or acquired after the Effective Date that engages in thrift operations or the activities of which are limited to holding the stock or securities of another Subsidiary or Subsidiaries engaged in thrift operations.

               "TOPRS" shall mean the trust originated preferred securities issued by the TOPRS Subsidiary, the proceeds of which were loaned to the Borrower.

               "TOPRS Debt" shall mean that certain indebtedness of the Borrower owed to the TOPRS Subsidiary and incurred in connection with the issuance of the TOPRS by the TOPRS Subsidiary.

               "TOPRS Subsidiary" shall mean that Wholly-Owned Subsidiary of the Borrower which issued the TOPRS and loaned the proceeds received therefrom to the Borrower.

               "Total Capitalization" shall mean, at any time, the sum of Total Funded Indebtedness plus Consolidated Net Worth (which shall include solely for this purpose the TOPRS Debt) at such time.

               "Total Commitment" shall mean the sum of the Commitments of each Bank.

               "Total  Funded  Indebtedness"  shall  mean,  at any  time,  Total
Indebtedness  at  such  time  less  any  portion  of  such  Total   Indebtedness
constituting Contingent Obligations.

               "Total Indebtedness" shall mean, at any time, all Indebtedness (including, without limitation, the Borrower's Liquid Yield Option Notes, but excluding the TOPRS Debt and any ESOP Loan) of the Borrower at such time.

               "Total Unutilized Commitment" shall mean at any time for the determination thereof, the Total Commitment less the aggregate outstanding principal amount of all Loans at such time.

               "Transaction" shall mean, collectively, (i) the Acquisition, (ii) the refinancing of the Existing Credit Agreements, (iii) the entering into of the Credit Documents and the incurrence of Loans on the Initial Borrowing Date and (iv) the payment of all fees and expenses in connection with the foregoing.

               "Transaction Documents" shall mean the Acquisition Documents, the Credit Documents and all other documents effectuating the Transaction or executed in connection therewith.

               "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, I.E., a Base Rate Loan or Eurodollar Loan.


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

               "UCC" shall mean the Uniform Commercial Code.

               "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under such Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

               "United States" and "U.S." shall each mean the United States of America.

               "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is owned directly or indirectly by such Person.

               "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

               SECTION 10.  THE AGENT

               10.01 APPOINTMENT. Subject to the provisions of Section 10.09, each Bank hereby irrevocably designates and appoints Chase as Agent of such Bank (such term to include, for purposes of this Section 10, Chase acting as Collateral Agent) to act as specified herein and in the other Credit Documents and each such Bank hereby irrevocably authorizes Chase as the Agent for such Bank to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 10. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. The provisions of this Section 10 are solely for the benefit of the Agent and the Banks, and the Borrower shall have no rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and the Agent shall not assume, nor shall it be deemed to have assumed, any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

               10.02 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 10.03.

               10.03 EXCULPATORY PROVISIONS. Neither the Agent nor any of its respective officers, directors, employees, representatives, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Borrower, any Subsidiary or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Borrower or any Subsidiary or any of their respective officers to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any Subsidiary. The Agent shall not be responsible to any Bank for the effectiveness (other than its own execution), genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Banks or by or on behalf of the Borrower to the Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or Competitive Bid Loans or of the existence or possible existence of any Default or Event of Default.

               10.04 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel
(including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take or continue to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks, (or to the extent specifically provided in Section 11.11, all the


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

Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.


               10.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks, PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

               10.06 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, representatives, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower or any Subsidiary, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the businesses, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and its Competitive Bid Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the businesses, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, representatives, attorneys-in-fact or affiliates.

               10.07 INDEMNIFICATION. The Banks agree to indemnify the Agent in its capacity as such ratably according to their respective "percentages" as used in determining the Required Banks at such time from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries, PROVIDED that no Bank shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 10.07 shall survive the payment of all Obligations.


               10.08 AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Affiliates as though the Agent were not the Agent hereunder. With respect to the Loans and Competitive Bid Loans made by it and all Obligations owing to it, the Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

               10.09 RESIGNATION OF THE AGENT; SUCCESSOR AGENT. The Agent may resign as the Agent upon 20 days' notice to the Banks. Upon the resignation of the Agent, the Required Banks shall appoint from among the Banks a successor Agent for the Banks subject to prior approval by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall include such successor agent effective upon its appointment, and the resigning Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of the Agent hereunder, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

               SECTION 11.  MISCELLANEOUS

               11.01 PAYMENT OF EXPENSES, ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case) and of the Agent and each of the Banks in connection with the enforcement of the Credit Docu-ments and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agent and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Agent and each Bank, and their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Agent or any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans or Competitive Bid Loans hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

               11.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of the Borrower purchased by such Bank pursuant to Section 11.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, which are then due and payable irrespective of whether or not such Bank shall have made any demand hereunder.

               11. 03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to the Borrower, at the address specified opposite its signature below; if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, cabled or sent by overnight courier and shall be effective when received.

               11.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Each Bank may at any time grant participations in any of its rights hereunder or under any of its Notes to another financial institution; PROVIDED that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to receive the additional amounts under Sections 1.11, 1.12 and 3.04 to, and only to, the extent that such Bank would be entitled to such benefits if the participation had not been entered into or sold; and PROVIDED FURTHER that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Competitive Bid Loan or Note in which such participant is participating or reduce the rate or extend the time of payment of interest thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates) or Fees, or reduce the principal amount thereof, or increase the Commitment in which such participant is participating over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute a change in the terms of any Commitment and that an increase in any Commitment shall be permitted without the consent of any participant therein if such participant's participation is not increased as a result thereof), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) or (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any other Credit Document except in accordance with the terms hereof and thereof.

               (b) Notwithstanding the foregoing, any Bank may assign all or a portion of its Commitment, and its rights and obligations hereunder, to one or more commercial banks or other financial institutions (including one or more Banks); PROVIDED, HOWEVER, that no Bank may effect such an assignment without the prior written consent of the Borrower and the Agent, neither of which consents will be unreasonably withheld. No assignment of less than all of a Bank's Commitment and its rights and obligations hereunder pursuant to the immediately preceding sentence shall, to the extent such transaction represents an assignment to an institution other than one or more Banks hereunder, be in an aggregate amount less than the minimum of $10,000,000. Each assignment shall be of a constant, and not a varying percentage, of all of the assigning Bank's rights and obligations under this Agreement. If any Bank so sells or assigns all or a part of its Commitment and its rights hereunder or under the Notes, any reference in this Agreement or the Notes to such assigning Bank shall thereafter refer to such

Bank and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Bank. Each assignment pursuant to this Section 11.04(b) shall be effected by the assigning Bank and the assignee Bank executing an Assignment and Assumption Agreement substantially in the form of Exhibit F (appropriately completed). At the time of any such assignment, (i) Annex I shall be deemed to be amended to reflect the Commitment of the respective assignee (which shall result in a direct reduction to the Commitment of the assigning Bank) and of the other Banks, (ii) if any such assignment occurs after the Effective Date, at the request of the assignor or the assignee the Borrower will issue new Notes to the respective assignee and to the assigning Bank in conformity with the requirements of Section 1.06 and (iii) the Agent shall receive from the assigning Bank and/or the assignee Bank or financial institution at the time of each assignment the payment of a nonrefundable assignment fee of $3,000. Each Bank and the Borrower agrees to execute such documents (including, without limitation, amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing at the expense of the assignee Bank. Promptly following any assignment pursuant to this Section 11.04(b), the assigning Bank shall promptly notify the Borrower and the Agent thereof. Nothing in this Section 11.04 shall prevent or prohibit any Bank from pledging its Loans or Competitive Bid Loans or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

               11.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Banks to any other or further action in any circumstances without notice or demand.

               11.06 PAYMENTS PRO RATA. (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its PRO RATA share of such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

               (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Competitive Bid Loans or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount, PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

               11.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP or SAP, as the case may be, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks). In addition, except as otherwise specifically provided herein, all computations determining compliance with Section 7, including definitions used therein, shall utilize accounting principles and policies in effect from time to time; PROVIDED that if any such accounting principle or policy (whether GAAP or SAP or both) shall change after the Effective Date, the Borrower shall give prompt notice thereof to the Agent and each of the Banks and if within 30 days following such notice the Borrower, the Agent or the Required Banks shall elect by giving written notice of such election to the other parties hereto, such computations shall not give effect to such change unless and until this Agreement shall be amended pursuant to Section
11.11 to give effect to such change.

               (b) All computations of interest and Facility Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

               11.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. The Agent agrees to use reasonable good faith efforts to mail, by registered or certified mail, to the Borrower, at its address set forth opposite its signature below, copies of any correspondence mailed or delivered to CT Corporation System in connection with the immediately preceding sentence; PROVIDED that no failure of the Borrower to receive, for any reason, copies of such correspondence shall in any way affect the effectiveness of the delivery of any legal process, summons, notice or documents delivered to CT Corporation System. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Borrower agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agent. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to Section 11.03, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

               (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               11.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

               11.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, the Agent and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile device) the same to the Agent at its Notice Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

               11.11 AMENDMENT OR WAIVER. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Banks, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Bank affected thereby, (i) extend any date fixed for any payment of principal of any Loan or Competitive Bid Loan or Note or reduce the rate or extend the time of payment of interest thereon or Fees or reduce the principal amount thereof, or increase the Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Bank), (ii) release any of the Collateral (except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section, (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Banks or any provision of this Agreement specifying the number or percentage of Banks required to take any action hereunder or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any other Credit Document. No provision of Section 10 or any other term or provision relating to the rights or obligations of the Agent may be amended without the consent of the Agent.

               11.12 SURVIVAL. All indemnities set forth herein including, without limitation, in Section 1.11, 1.12, 3.04, 10.07 or 11.01 shall survive the execution and delivery of this Agreement and the making of the Loans and Competitive Bid Loans, the repayment of the Obligations and the termination of the Total Commitment.

               11.13 DOMICILE OF LOANS. Subject to Section 11.04, each Bank may transfer and carry its Loans and Competitive Bid Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank, PROVIDED that the Borrower shall not be responsible for costs arising under Section 1.11 or 3.04 resulting from any such transfer to the extent not otherwise applicable to such Bank prior to such transfer.

               11.14 CONFIDENTIALITY. Each Bank shall hold all non-public information furnished by or on behalf of the Borrower in connection with such Bank's evaluation of whether to become a Bank hereunder or obtained by such Bank pursuant to the requirements of this Agreement, which has been identified as such by the Borrower, in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking or lending practices and in any event may make disclosure reasonably required by any bona fide actual or contemplated transferee or participant in connection with an actual or contemplated transfer of any Loans or Competitive Bid Loans or participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process or to such Bank's attorneys or independent auditors or affiliates; PROVIDED that unless specifically prohibited by applicable law or court order, each Bank shall notify the Borrower of any request or requirement by any governmental agency or representative thereof (other than any such request or requirement in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process for disclosure of any such non-public information prior to disclosure of such information; and PROVIDED FURTHER, that in no event shall any Bank be obligated or required to return any materials furnished by the Borrower or any Subsidiary of the Borrower.

               11.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               11.16 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

ADDRESS:


2020 Santa Monica Boulevard                FREMONT GENERAL CORPORATION
Santa Monica, CA  904004
Telephone: (310) 315-5500
Telecopy:  (310) 315-5594                  By  /S/ WAYNE R. BAILEY
                                           ------------------------------------
Attn:                                      Title: Executive Vice President
                                           Treasurer and Chief Financial Officer


                                           THE CHASE MANHATTAN BANK,
                                           Individually and as Agent


                                           By  /S/ HEATHER LINDSTROM
                                           -------------------------------------
                                           Title: Vice President


                                           CREDIT LYONNAIS SAN FRANCISCO
                                           BRANCH


                                           By  /S/ EDWARD W. LEONG
                                           -------------------------------------
                                           Title: Vice President & Manager

                                            DRESDNER BANK AG, NEW YORK
                                            BRANCH


                                            By  /S/ LLOYD C. STEVENS

                                            ------------------------------------
                                            Title: Vice President

                                            By /S/ ROBERT P. DONOHUE
                                            ------------------------------------
                                            Title: Vice President


                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO



                                            By /S/ KAREN J. MUCKIN
                                            ------------------------------------
                                            Title: Assistant Vice President


                                            WELLS FARGO BANK N.A.


                                            By /S/ DAVID B. HOLLINGSWORTH
                                            ------------------------------------
                                            Title: Vice President


                                            By /S/ RACHEL T. VYAMA
                                           -------------------------------------
                                            Title:  Assistant Vice President



                                            FIRST UNION NATIONAL BANK


                                            By /S/ GAIL M. GOLIGHTLY

                                            ------------------------------------
                                            Title: Senior Vice President


                                            FLEET BANK, NATIONAL
                                             ASSOCIATION

                                            By /S/ DAVID A. ALBANESI
                                            ------------------------------------
                                            Title: Vice President

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By /S/ KRISTINE A. KASSELMAN
                                            ------------------------------------
                                            Title: Vice President


                                            DEUTSCHE BANK AG, New York and/or
                                            Cayman Island Branches


                                            By /S/ LOUIS CALTAVUTURO
                                            ------------------------------------
                                            Title:  Vice President


                                            By /S/ JOHN S. MCGILL
                                            ------------------------------------
                                            Title: Vice President


                                            BANK OF MONTREAL


                                            By /S/ CHARLES W. REED
                                            ------------------------------------
                                            Title: Director


                                            THE BANK OF NEW YORK


                                            By /S/ MICHAEL E. MURRAY
                                            ------------------------------------
                                            Title: Assistant Vice President


                                            THE BANK OF NOVA SCOTIA


                                            By /S/ M. VAN OTTERLOU
                                            ------------------------------------
                                            Title: Senior Relationship Manager

                                            CIBC INC.


                                            By /S/ GERALD J. GIRARDI
                                            ------------------------------------
                                            Title: Director, CIBC Wood Gundy
                                            Securities Corp., as Agent


                                            THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED, LOS ANGELES AGENCY


                                            By /S/ VICENTE L. TIMIRAOS
                                            ------------------------------------
                                            Title: Senior Vice President &
                                                   Senior Manager


                                            LASALLE NATIONAL BANK


                                            By /S/ JANET R. GATES
                                            ------------------------------------
                                            Title: First Vice President


                                            SAKURA BANK LTD.



                                            By /S/ OFUSA SATO
                                            ------------------------------------
                                            Title: Senior Vice President &
                                            Assistant General Manager


                                            THE SUMITOMO BANK, LIMITED

                                            By /S/ GORO HIRAI
                                            ------------------------------------
                                            Title: Joint General Manager

                                            SUNTRUST BANK, CENTRAL
                                             FLORIDA, NATIONAL ASSOCIATION


                                            By /S/ JANET P. SAMMONS
                                            ------------------------------------
                                            Title: Vice President

                                                                        ANNEX I



                          LIST OF BANKS AND COMMITMENTS



        NAME OF BANK                                            COMMITMENT
        ------------                                           ------------
The Chase Manhattan Bank                                       $ 25,000,000
Credit Lyonnais San Francisco Branch                             25,000,000
Dresdner Bank AG, New York Branch and Grand                      25,000,000
  Cayman Branch
The First National Bank of Chicago                               25,000,000
Wells Fargo Bank, N.A.                                           25,000,000
First Union National Bank                                        25,000,000
Fleet Bank, National Association                                 25,000,000
Union Bank of California, N.A.                                   25,000,000
Deutsche Bank AG, New York and/or Cayman Island
  Branches                                                       20,000,000
Bank of Montreal                                                 20,000,000
The Bank of New York                                             20,000,000
The Bank of Nova Scotia                                          20,000,000
CIBC Inc.                                                        20,000,000
The Industrial Bank of Japan                                     20,000,000
Lasalle National Bank                                            20,000,000
Sakura Bank Ltd.                                                 20,000,000
The Sumitomo Bank, Limited                                       20,000,000
Suntrust Bank, Central Florida, National Association             20,000,000

                                                               ---------------
Total:                                                          $400,000,000.00
                                                               ===============

                                                                      EXHIBIT E
                                                         [Conformed as Executed]



                     SECOND AMENDED AND RESTATED PLEDGE AGREEMENT


               SECOND AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of August 1, 1997 (this "Agreement"), made by FREMONT GENERAL CORPORATION, a Nevada corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (the "Pledgee") for the benefit of the Secured Creditors (as hereinafter defined). Except as otherwise defined herein, terms used herein and defined in the New Credit Agreement shall be used herein as therein defined.


                              W I T N E S S E T H :


               WHEREAS, the Pledgor, various financial institutions and The Chase Manhattan Bank, as Agent, have entered into an Amended and Restated Credit Agreement, dated as of August 24, 1995 (as amended, modified or supplemented to the date hereof, the "Existing Credit Agreement");

               WHEREAS, the Pledgor, various financial institutions from time to time party thereto (the "Banks"), and The Chase Manhattan Bank (the "Agent"), have entered into a Credit Agreement, dated as of August 1, 1997 (as amended, modified or supplemented from time to time, the "New Credit Agreement");

               WHEREAS, in connection with the execution of the Existing Credit Agreement, the Pledgor and The Chase Manhattan Bank, as Collateral Agent and as Pledgee entered into an Amended and Restated Pledge Agreement, dated as of August 24, 1995 (as amended, modified or supplemented from time to time, the "Existing Pledge Agreement");

               WHEREAS, proceeds of Loans under the New Credit Agreement are to be used in part to refinance all indebtedness and commitments under the Existing Credit Agreement;

               WHEREAS, it is a condition precedent to the making of Loans under the New Credit Agreement that the Pledgor shall have executed and delivered this Agreement; and

               WHEREAS,   the  Pledgor  desires  to  execute  and  deliver  this
Agreement
 to satisfy the condition described in the preceding paragraph;

               NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

               1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Banks and the Agent (collectively, the "Bank Creditors") and any Bank (or any affiliate of any Bank) that has entered into or enters into an Interest Rate Protection Agreement or Other Hedging Agreement with the Pledgor (any such Bank or affiliate thereof (even if the respective Bank ceases to be a "Bank" under the New Credit Agreement for any reason), an "Other Creditor" and, together with the Bank Creditors, collectively, the "Secured Creditors"; and any such agreement, a "Hedging Agreement") to secure:

               (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Pledgor under the New Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the New Credit Agreement and the other Credit Documents and the due performance and compliance by the Pledgor with the terms of the Credit Documents (all such principal, interest, obligations and liabilities under this clause (i) being herein collectively called the "Credit Agreement Obligations");

                (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Pledgor to the Other Creditors under, or with respect to, any Hedging Agreement whether such Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Pledgor with the terms of such agreements (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations");

               (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or to preserve its security interest in the Collateral (as hereinafter defined); and

                (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgor referred to in clauses (i), (ii) and (iii), after a Specified Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral (as hereinafter defined), or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being collectively called the "Obligations". As used herein, the term "Specified Event of Default" shall mean (i) an Event of Default or (ii) a default in the payment when due of any Other Obligation.

               2. DEFINITION OF STOCK. As used herein, the term "Stock" shall mean all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of Fremont Compensation Insurance Group, Inc. ("FCIG"). The Pledgor represents and warrants that on the date hereof (a) the Stock held by the Pledgor consists of the number and type of shares as described in Annex A hereto; (b) the Pledgor is the holder of record and sole beneficial owner of such Stock; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of FCIG as is set forth in Annex A hereto; and (d) on the date hereof, the Pledgor owns no other Stock.

               3.  PLEDGE OF STOCK, ETC.

               3.1 PLEDGE. To secure the Obligations and for the purposes set forth in Section 1, the Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor;
(ii) pledges and deposits as security with the Pledgee all Stock owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee; (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to the Stock (and in and to the certificates evidencing the Stock), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement and (iv) confirms, ratifies and affirms all actions heretofore taken in connection with the Existing Pledge Agreement to accomplish any of the foregoing and further acknowledges that any Stock heretofore pledged thereunder shall for all purposes be deemed to be pledged pursuant to this Agreement.

               3.2 SUBSEQUENTLY ACQUIRED STOCK. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Stock (or certificates or instruments representing such Stock) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, accompanied by undated stock powers duly executed in blank, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of the Pledgor describing such Stock and certifying that the same has been duly pledged with the Pledgee hereunder.

               3.3 UNCERTIFICATED STOCK. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether or not now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Stock promptly upon request of the Pledgee.

               3.4 DEFINITIONS OF PLEDGED STOCK AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral".

               4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

               5. VOTING, ETC., While No Specified Event of Default. Unless and until a Specified Event of Default shall have occurred and be continuing and the Pledgee shall have notified the Pledgor that the Pledgor may no longer exercise the rights referred to below (except that no such notice shall be required in the case of an Event of Default under Section 8.05 of the New Credit Agreement with respect to the

Pledgor (a "Bankruptcy Event of Default")), the Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Stock, and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of the Credit Documents or any Hedging Agreement, or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor under the Credit Documents or any Hedging Agreement. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Specified Event of Default shall occur and be continuing and, except in the case of a Bankruptcy Event of Default with respect to the Pledgor, the Pledgee shall have notified the Pledgor of such cessation, and Section 7 shall become applicable.

               6.  DIVIDENDS  AND  OTHER  DISTRIBUTIONS.   Unless  and  until  a
Specified Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgor; provided, that all dividends payable in respect of the Pledged Stock which are determined by the Pledgee, in its absolute discretion, to represent in whole or in part a liquidating or other distribution in return of capital shall be paid to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

               (a) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

               (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (c) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

               7. REMEDIES IN CASE OF A SPECIFIED EVENT OF DEFAULT. In case a Specified Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Credit Document or any Hedging Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

               (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Pledgor;

               (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

               (c) subject to the notice requirements set forth in Section 5, to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

               (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee may bid on behalf of all Secured Creditors for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it, except as otherwise required by non-waivable applicable law, be under any obligation to take any action whatsoever with regard thereto.

               8. REMEDIES, ETC., Cumulative. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Credit Document or any Hedging Agreement now or hereafter existing, at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or any Hedging Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

               9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

               (i) first, to the payment of all Obligations owing to the Pledgee of the type described in clauses (iii) and (iv) of Section 1 of this Agreement;

                (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined below) shall be paid to the Secured Creditors as provided in Section 9(e), with each Secured Creditor receiving an amount equal to the outstanding Primary Obligations then owing to it or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

               (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as defined below) shall be paid to the Secured Creditors as provided in Section 9(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations then owing to it or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                (iv) fourth, to the extent moneys remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 18(b), to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

               (b) To the extent that any Class (as defined below) of Secured Creditors elects, in accordance with Section 20, not to be secured by this Agreement, then such Class of Secured Creditors shall not share in any distribution of proceeds pursuant to Section 9(a), and in such event to the extent such proceeds are then being distributed (i) the Pro Rata Share of each Secured Creditor of the respective Class with respect to its Obligations of such Class shall be $0 and (ii) the Pro Rata Shares of the remaining Secured Creditors, to the extent determined in connection with the distribution of such proceeds, shall be calculated as if the Class of Obligations described in preceding clause (i) were not then outstanding.

               (c) For purposes of this Agreement, (i) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction, the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (ii) "Primary Obligations" shall mean (x) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans and all Competitive Bid Loans under the New Credit Agreement, and all regularly accruing fees owing by the Pledgor under the New Credit Agreement and
(y) in the case of the Other Obligations, all net amounts due under Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (iii) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

               (d) When payments to the Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 9 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distributions.

               (e) All payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Agent under the New Credit Agreement for the account of the Bank Creditors and (ii) if to the Other Creditors, in accordance with their respective written instruction delivered from time to time to the Pledgee.

               (f) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely, (i) in the case of the
Bank Creditors, upon the Agent under the New Credit Agreement for a determination as to the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors and (ii) in the case of any other Secured Creditor, such Secured Creditor for a determination (which the Agent and the Secured Creditors shall agree to provide upon request of the Pledgee) of the outstanding Primary Obligations and Secondary Obligations owed to the respective Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or any other Secured Creditor) to the contrary, the Pledgee, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Pledgee, in acting hereunder, shall be entitled to assume that no Hedging Agreements are in existence.

               (g) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) through (iii), inclusive, of Section 9(a) and the aggregate outstanding amount of the Obligations.

            10.PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the

Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11.INDEMNITY. The Pledgor agrees (a) to indemnify and hold harmless the Pledgee and the Secured Creditors from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee and the Secured Creditors for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder except, with respect to clauses
(a) and (b) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            12.FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

               (b) The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after notice to the Pledgee following the occurrence and during the continuance of a Specified Event of Default, in the

Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

            13.THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 10 of the New Credit Agreement.

            14.TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

            15.REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents, warrants and covenants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Stock pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Non-Consensual Permitted Liens;
(b) it has full power, authority and legal right to pledge all the Stock pledged by it pursuant to this Agreement; and (c) all the shares of the Stock have been duly and validly issued and are fully paid and nonassessable. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

            16.PLEDGOR'S  OBLIGATIONS  ABSOLUTE,  ETC.  The  obligations  of the
Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Credit Documents or any Hedging Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

            17.REGISTRATION, ETC. (a) If a Specified Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Stock, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will use its best efforts to cause the issuer of the Stock to indemnify the Pledgee and all others participating in the distribution of such Stock against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

               (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to Section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

            18.TERMINATION; RELEASE. (a) The Pledgee shall, at the request and expense of the Pledgor, release (without recourse and without any representation or warranty) any or all of the Collateral and deliver an appropriate instrument acknowledging such release, provided that such release has been approved in writing by the Required Secured Creditors. As used herein, the term (i) "Required Secured Creditors" shall mean the requisite percentage of Secured Creditors which are needed to take actions with respect to a given Class of Obligations, i.e., whether the Required Banks, all Banks and/or the Required Other Creditors and (ii) "Required Other Creditors" shall mean the holders of 51% of all Obligations outstanding from time to time under Hedging Agreements, determined in such reasonable fashion as is acceptable to the Pledgee.

               (b) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which Total Commitment and all Hedging Agreements shall have been terminated and the Obligations have been paid in full.

               (c) At any time that the Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or
(b), as the case may be. Upon any release of Collateral pursuant to Section 18(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral.

            19.NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

               (a)    if to the Pledgor, at:

                      Fremont General Corporation
                      2020 Santa Monica Boulevard
                      Santa Monica, California  90904
                      Attention:  Alan Faigin, Esq.


               (b)    if to the Pledgee, at:

                      The Chase Manhattan Bank
                      One Chase Manhattan Plaza
                      New York, New York 10081
                      Attention:  Richard Bosek

               (c) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the New Credit Agreement; and

               (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgor and Pledgee;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            20.WAIVER, AMENDMENT. (a) Except as provided in clause (b) below, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee with the consent of the Required Secured Creditors; provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Required Secured Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations or (ii) the Other Creditors as holders of the Other Obligations.

               (b) Notwithstanding anything to the contrary contained in this Agreement, any Class of Secured Creditors (with the written consent of the Required Secured Creditors of such Class, or all Secured Creditors of such Class to the extent required by the Credit Documents or Hedging Agreements, as the case may be, of such Class), may elect to release their security interest (but only to the extent securing Obligations of the respective Class) under this Agreement, in which case the respective Obligations of such Class of Secured Creditors shall no longer be secured by this Agreement. In the event of an election made pursuant to the immediately preceding sentence, then upon the further request of the respective Class of Secured Creditors, the Pledgor and the Pledgee hereby agree to take such action as is reasonably necessary (including a modification of this Agreement) to effectuate the removal of the respective Class of Secured Creditors as secured parties under this Agreement.

            21.MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (b) be binding upon the Pledgor, its successors and assigns; provided, however, that the Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors) and (c) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            22.WAIVER OF JURY TRIAL. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            23. ACTIONS REQUIRING APPROVAL. (a) Notwithstanding anything to the contrary contained in this Agreement or any of the documents executed pursuant hereto, the Pledgee will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any transfer of control of FCIG (including any direct or indirect voting of the Pledged Stock) without first obtaining the approval (or an exemption from the requirement to obtain such approval) of the California Department of Insurance pursuant to Section 1215.2 of the California Insurance Code.

                      (b) If a Specified Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Pledgee may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Pledgee or to such one or more third parties as the Pledgee may designate, or to a combination of the foregoing. To enforce the provisions of this Section 23, the Pledgee is empowered to seek from any governmental authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor agrees to cooperate with any such purchaser and with the Pledgee in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining any applicable governmental authority's consent to the assignment to such purchaser of the Collateral. The Pledgor hereby agrees to consent to any such involuntary transfer of control upon the request of the Pledgee after and during the continuation of a Specified Event of Default and, without limiting any rights of the Pledgee under this Agreement, to authorize the Pledgee to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial or other consent required by governmental authorities, in order to effectuate the transactions contemplated in this Section 23. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Pledgee under this Agreement. The Pledgor shall cooperate fully in obtaining the approval or consent of each governmental authority required to effectuate the foregoing.

                      (c) The Pledgor shall use its best efforts to assist in obtaining consent or approval of any governmental authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing of the transferor's or assignor's portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under applicable rules and regulations for approval of the transfer or assignment of any portion of the Collateral.

                                      *  *  *  *

               IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                    FREMONT GENERAL CORPORATION,
                                     as Pledgor


                                    By /s/ WAYNE R. BAILEY
                                       -------------------
                                           Wayne R. Bailey
                                    Title: Executive Vice President,
                                           Treasuer and Chief Financial Officer



                                    THE CHASE MANHATTAN BANK,
                                     as Pledgee


                                    By /s/ HEATHER LINDSTROM
                                       ----------------------
                                    Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT


                                  LIST OF STOCK



                            Percentage
                         of Outstanding
Name of Issuing                Type               Number             Shares of
  Corporation                of Shares          of Shares          Capital Stock
-----------------------  ---------------        ---------         --------------

Fremont Compensation
  Insurance Group, Inc.                                                 100%